UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant's telephone number, including area code (414) 765-5384

Date of fiscal year end: August 31, 2009

Date of reporting period: August 31, 2009

Item 1.	Reports to Stockholders.

AUGUST 31, 2009

PORTFOLIO MANAGEMENT CONSULTANTS

ANNUAL REPORT

PMC CORE FIXED INCOME FUND

PMC DIVERSIFIED EQUITY FUND

PMC MUTUAL FUNDS

PMC Funds

Letter to Shareholders

To our Shareholders:

We are pleased to present you with the Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter and one-year period ended August 31, 2009.

The table below presents the standardized performance of the PMC Funds relative to their respective benchmarks. The past twelve months have of course proved difficult both for the economy in general and investors in particular. During this time we have witnessed perhaps the greatest financial crisis since the Great Depression, and the failure or near failure of many of the largest and best known financial institutions. During the early stages of the crisis the Federal Reserve became very active in its attempt to avert a complete collapse of the world financial system. As many financial institutions declined to lend money, and instead hoarded cash to bolster their balance sheets, the Fed dramatically expanded its own balance sheet in an effort to ensure that lending did not grind to a complete halt. At the same time, the Fed lowered the target fed funds rate to 0-0.25%, a level still in place today. In addition to the aggressive monetary policy instituted by the Fed, fiscal stimulus enacted by Congress (working closely with the Treasury department and White House) also served to help avoid a deflationary spiral which would have further threatened asset prices.

The aggressive efforts undertaken by the Fed seem to have helped stabilize the economy and avert a financial system meltdown. Since the depths of the crisis in March, the economy has shown renewed signs of life, with encouraging economic reports becoming more frequent. Credit spreads—the difference between the yields on investment-grade corporate bonds and U.S. Treasury obligations—have narrowed dramatically from their peak, a sign that lending activity is on the rise and that risk-taking has re-entered the market. The problems in the housing market—often cited as the central cause of the financial crisis—seem to have troughed, with various housing measures showing positive trends in data since June. Another encouraging sign over the past few months is the eagerness with which financial firms that accepted U.S. government assistance (i.e., “TARP” funds) are willing to return those stakes to the Treasury, and return to a mode of business as usual. In another sign that the crisis is abating, many economists are now turning their attention to a discussion of when and how the Fed should “unwind” its current aggressively accommodative policy regime. For its part, the Fed has indicated (through FOMC meeting minutes) that the current policy will remain in place for an extended period of time, a timeframe many economists interpret as extending into 2010.

The financial markets over the course of the past year have convulsed with the overall economy. The equity market has been on a veritable roller coaster ride during that time. The twelve-month period could best be described as a tale of two halfs. For the six-month period from September 1, 2008 through February 28, 2009, the S&P 500 declined -42%, reflecting the dire outlook for the economy at the time. However, during the following six-month period from March 1 to August 31, the S&P 500 gained +40.5% while generating a positive return in each of the months. During this time investors concluded that the Fed’s aggressive actions essentially removed the depression scenario. In addition, corporate earnings reports generally came in better than estimates, due partly to analysts’ low expectations and also the ability of firms to cut costs. For the entire twelve-month period covered by this report, the S&P 500 dropped approximately -18.6%. Equity prices across the globe experienced similar volatility. The MSCI EAFE index, a measure of equity performance in international developed countries, dropped -44.4% from September 1, 2008 through February 28, 2009, but surged +54.1% in the subsequent six-month period. For the entire period the MSCI EAFE index declined -14.4%.

Fixed income markets also experienced volatility over the past year, with certain segments faring better than others. As with equities, performance differed greatly between the two six-month periods. For example, from September 1, 2008 through February 28, 2009, the Barclays Capital 1-3 Year U.S. Treasury index gained +3.1%, but credits fared much worse during the period: the Barclays Capital U.S. Intermediate Credit index (an index of investment-grade bonds) declined -3.5%, and the Barclays Capital U.S. Corporate High Yield index dropped -22.4%. However, the tables turned over the subsequent six months, as the economy showed signs of life and investors believed the worst was over for the markets: the Treasury index gained only about 1%, but the Intermediate Credit and Corporate High Yield indices rose 12.8% and 37.2%, respectively.

Total Returns as of August 31, 2009*

*Periods of Less than 1-Year Are Unannualized

Fund	Three Months	Six Months	Year to Date	One Year	Since Inception	Inception Date	Gross Expense Ratio
PMC Diversified Equity Fund	NA	NA	NA	NA	-1.33%	8-26-09	1.75%
MSCI World Index	12.56%	47.21%	20.70%	-16.64%	-0.06%
PMC Core Fixed Income Fund	5.12%	11.39%	9.63%	13.87%	9.74%	9-28-07	1.61%
Barclays Capital Aggregate Index	3.25%	5.95%	4.62%	7.94%	6.75%

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For more recent performance, please call 888-612-9300. Performance results reflect expense subsidies and waivers in effect; without these waivers, returns would have been less favorable.

Changes	to the PMC Funds

In August we made a significant modification to the PMC Funds lineup, one which we believe will better serve the Funds’ overall goals and objectives. In order to make our fund lineup more cost-efficient for shareholders, and to concentrate assets with sub-advisers whom we believe can best fulfill the Funds’ investment objectives, we launched a new fund, the PMC Diversified Equity Fund, and at the same time closed each of the other four PMC equity funds: the PMC Large Cap Growth Fund; the PMC Large Cap Value Fund; the PMC Small Cap Core Fund; and the PMC International Equity Fund. The assets from the closed funds were transitioned into the PMC Diversified Equity Fund, which has broad asset class exposure. In keeping with the PMC philosophy, the Diversified Equity Fund employs a multi-manager approach. We retained several outstanding sub-advisers, including Mellon Capital Management Corporation; Loomis, Sayles & Company, L.P.; and Delaware Management Company. In addition, Neuberger Berman Management, LLC was added as a sub-adviser for the international portion of the Fund.

PMC	Diversified Equity Fund

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure. The Fund’s investment objective is long-term capital appreciation, and as mentioned above, the four sub-advisers selected to manage Fund assets are: Mellon Capital (Large Cap Growth); Loomis, Sayles & Company (Large Cap Value); Delaware Management (Small Cap Core); and Neuberger Berman (International ADR). Mellon, Delaware and Loomis, Sayles had been sub-advisers to certain of the PMC equity funds that were closed, and Neuberger Berman was selected on the basis of its expertise in managing International ADR portfolios. While it is too soon to provide meaningful performance statistics, we believe that both individually and in concert these sub-advisers have the potential to achieve the Fund’s investment objective.

PMC	Core Fixed Income Fund

The PMC Core Fixed Income Fund continued to perform exceptionally well on both absolute and relative bases in the three- and twelve-month periods ending August 31, 2009. For the most recent three-month period, the Fund generated a return of +5.12%, comparing favorably to the benchmark Barclays Capital U.S. Aggregate index return of +3.25%. For the twelve months ended August 31, the Fund posted a return of +13.87%, almost 600 basis points (6.00%) more than the benchmark’s +7.94% return. Both of the Fund’s sub-advisers, Neuberger Berman Fixed Income LLC and Schroder Investment Management North America, Inc., have benefited from an improving economic environment over the past six months. Under these conditions, credit spreads narrowed, meaning fixed income securities other than U.S. Treasury obligations have fared well on a relative basis. Both sub-advisers have been opportunistic in identifying market segments and individual credits that have provided strong relative performance. The portfolios of both sub-advisers have underweighted Treasurys, and have been overweight the various sectors the sub-advisers perceive as offering the best return/risk profile, including investment-grade, high yield and mortgage-backed securities.

The primary risks to the strategies employed by the Fund’s sub-advisers can be found at both the macro level and in individual security selection. At the macro level, if the economy quickly takes a turn for the worse so that credit spreads widen once again, the Fund is likely to suffer in both absolute and relative terms due to the sub-advisers being overweight non-U.S. Treasury credits. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

Remarks

The market environment over the past twelve months has not been one for the faint of heart. Indeed, the period has encompassed one of the most serious financial crises since the Great Depression. Nevertheless, the economy seems to have stabilized, and the financial markets have recovered from the depths experienced earlier in the year. Volatile markets such as the one experienced at present afford potentially significant opportunities to active managers with proven security selection capabilities. We believe the sub-advisers managing the PMC Funds will be able to exploit these opportunities to the benefit of the Funds’ shareholders.

As always, we appreciate your continued trust and confidence in the PMC Funds during these difficult times. We will continue to do all we can to ensure that such trust and confidence are well placed, and will manage the PMC Funds with that goal clearly in mind.

Envestnet	Asset Management

The views in this report were those of the Investment Advisor and the Investment Sub-Advisers as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectus for a complete description of the risks associated with investing in the PMC Funds.

PMC FUNDS

Expense Example

(Unaudited)

As a shareholder of the PMC Funds (the “Funds”), you incur two types of costs: (1) transaction costs including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/09–8/31/09) for the Core Fixed Income Fund and (8/27/09–8/31/09) for the Diversified Equity Fund.

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds do not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invests in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PMC FUNDS

Expense Example Tables

(Unaudited)

	PMC Core Fixed Income Fund
	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Expenses Paid During Period 3/1/09–8/31/09*
Actual	$1,000.00	$1,113.90	$5.33
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09
*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	PMC Diversified Equity Fund
	Beginning Account Value 8/27/09	Ending Account Value 8/31/09	Expenses Paid During Period 8/27/09–8/31/09*
Actual	$1,000.00	$989.30	$0.19
Hypothetical (5% return before expenses)	1,000.00	1,000.49	0.19
*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 5/365 to reflect the period from August 27, 2009 through August 31, 2009.

PMC CORE FIXED INCOME FUND

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal.

	PMC Core Fixed Income Fund	Barclays Capital Aggregate Index
One Year	13.87%	7.94%
Since Inception (9/28/07)	9.74%	6.75%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-762-7338.

Continued

PMC CORE FIXED INCOME FUND

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph and table assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and index on September 28, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index) is an index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*	Inception Date

PMC DIVERSIFIED EQUITY FUND

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation.

	PMC Diversified Equity Fund	MSCI World Index
Since Inception (8/26/09)	(1.33)%	(0.06)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-762-7338.

Continued

PMC DIVERSIFIED EQUITY FUND

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph and table assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and index on August 26, 2009, the inception date of the Fund. The graph does not reflect any future performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

*	Inception Date

Continued

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2009

	Principal Amount	Value
Asset Backed Securities 1.31%
Carmax Auto Owner Trust
Series 2008-1, 3.158%, 04/15/2011	$128,285	$128,411
Citibank Credit Card Issuance Trust
Series 2007-A5, 5.500%, 06/22/2012	300,000	311,027
Continental Airlines Inc.
Series 2007-1, 5.983%, 10/19/2023	180,000	155,700
SLM Student Loan Trust
Pool #2008-6, 3.073%, 10/25/2014	127,708	127,439
UAL Pass through Trust Series 2007-1
Series A, 6.636%, 01/02/2024	77,371	61,897

Total Asset Backed Securities (Cost $812,914)		784,474

Corporate Bonds 22.95%
Aerospace & Defense 0.44%
BAE Systems Holdings, Inc.
6.375%, 06/01/2019(a)	245,000	266,279

Auto Components 0.10%
Goodyear Tire & Rubber Co.
5.010%, 12/01/2009	60,000	60,075

Capital Markets 2.34%
The Bank of New York Mellon Corp.
4.300%, 05/15/2014	110,000	115,854
Goldman Sachs Group, Inc.
7.500%, 02/15/2019	130,000	149,928
6.750%, 10/01/2037	405,000	406,751
Merrill Lynch & Co., Inc.
5.450%, 02/05/2013	185,000	188,250
Morgan Stanley
6.000%, 05/13/2014	100,000	106,147
7.300%, 05/13/2019	390,000	435,085

Total Capital Markets		1,402,015

Chemicals 0.97%
The Dow Chemical Co.
5.900%, 02/15/2015	145,000	144,910
8.550%, 05/15/2019	400,000	436,430

Total Chemicals		581,340

Commercial Banks 1.48%
PNC Bank NA
6.875%, 04/01/2018	250,000	265,776
US Bancorp Corp.
4.200%, 05/15/2014	80,000	83,411
US Bank NA
4.950%, 10/30/2014	250,000	266,316
Wachovia Bank NA
1.396%, 11/03/2014	300,000	272,679

Total Commercial Banks		888,182

Commercial Services & Supplies 0.17%
Republic Services Inc.
5.500%, 09/15/2019	100,000	99,285

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2009 (Continued)

	Principal Amount	Value
Consumer Finance 0.86%
American Express Co.
8.125%, 05/20/2019	$85,000	$95,289
American Express Credit Corp.
5.875%, 05/02/2013	150,000	156,793
5.125%, 08/25/2014	65,000	65,860
Bunge Ltd. Finance Corp.
8.500%, 06/15/2019	75,000	84,741
Caterpillar Financial Services Corp.
7.150%, 02/15/2019	55,000	62,912
General Electric Capital Corp.
6.000%, 08/07/2019	55,000	55,520

Total Consumer Finance		521,115

Containers & Packaging 0.10%
Bemis Co., Inc.
6.800%, 08/01/2019	55,000	59,934

Diversified Financial Services 5.15%
Bank of America Corp.
7.375%, 05/15/2014	170,000	186,574
6.500%, 08/01/2016	220,000	227,022
6.000%, 09/01/2017	100,000	99,528
7.625%, 06/01/2019	190,000	209,556
Bank of America NA
6.100%, 06/15/2017	330,000	316,585
Citigroup, Inc.
6.125%, 11/21/2017	160,000	151,174
8.500%, 05/22/2019	330,000	361,321
6.875%, 03/05/2038	265,000	239,677
General Electric Capital Corp.
5.900%, 05/13/2014	230,000	246,056
5.875%, 01/14/2038	365,000	325,058
JP Morgan Chase Bank NA
6.000%, 10/01/2017	500,000	527,942
JP Morgan Chase Capital XV
5.875%, 03/15/2035	155,000	133,420
Sprint Capital Corp.
8.375%, 03/15/2012	65,000	65,406

Total Diversified Financial Services		3,089,319

Diversified Telecommunication Services 0.28%
Qwest Corp.
7.625%, 06/15/2015	90,000	89,775
Verizon Communications, Inc.
8.750%, 11/01/2018	60,000	75,883

Total Diversified Telecommunication Services		165,658

Electric Utilities 0.64%
Consumers Energy Co.
6.700%, 09/15/2019	130,000	149,752
Duke Energy Corp.
6.300%, 02/01/2014	55,000	60,733
FirstEnergy Corp.
6.450%, 11/15/2011	6,000	6,423

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2009 (Continued)

	Principal Amount	Value
Virginia Electric and Power Co.
5.000%, 06/30/2019	$45,000	$46,493
8.875%, 11/15/2038	85,000	118,332

Total Electric Utilities		381,733

Energy Equipment & Services 0.11%
Complete Production Services Inc.
8.000%, 12/15/2016	75,000	64,687

Food & Staples Retailing 0.36%
CVS/Caremark Corp.
5.750%, 06/01/2017	185,000	199,493
Safeway, Inc.
5.000%, 08/15/2019	15,000	15,063

Total Food & Staples Retailing		214,556

Food Products 0.45%
General Mills, Inc.
5.650%, 02/15/2019	110,000	119,075
HJ Heinz Financial Co.
7.125%, 08/01/2039(a)	50,000	58,911
Kraft Foods, Inc.
6.500%, 11/01/2031	85,000	91,308

Total Food Products		269,294

Gas Utilities 0.29%
Atmos Energy Corp.
8.500%, 03/15/2019	85,000	104,603
EQT Corp.
8.125%, 06/01/2019	60,000	67,521

Total Gas Utilities		172,124

Health Care Equipment & Supplies 0.16%
CareFusion Corp.
6.375%, 08/01/2019(a)	90,000	96,479

Health Care Providers & Services 0.24%
HCA, Inc.
9.250%, 11/15/2016	100,000	101,500
Mckesson Corp.
7.500%, 02/15/2019	35,000	41,106

Total Health Care Providers & Services		142,606

Hotels, Restaurants & Leisure 0.35%
Peninsula Gaming LLC
8.375%, 08/15/2015(a)	45,000	44,325
Yum! Brands, Inc.
5.300%, 09/15/2019	25,000	25,241
6.875%, 11/15/2037	130,000	141,515

Total Hotels, Restaurants & Leisure		211,081

Household Products 0.32%
Kimberly-Clark Corp.
7.500%, 11/01/2018	155,000	192,818

Insurance 0.18%
Chubb Corp.
6.500%, 05/15/2038	55,000	62,843

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2009 (Continued)

	Principal Amount	Value
Hartford Financial Services Group Inc.
5.375%, 03/15/2017	$50,000	$43,605

Total Insurance		106,448

Media 2.26%
COX Communications Inc.
5.450%, 12/15/2014	185,000	196,675
9.375%, 01/15/2019(a)	175,000	223,436
Discovery Communications LLC
5.625%, 08/15/2019	95,000	97,325
News America, Inc.
6.650%, 11/15/2037	70,000	72,216
Time Warner Cable, Inc.
5.850%, 05/01/2017	185,000	194,580
6.750%, 07/01/2018	195,000	215,783
8.250%, 04/01/2019	205,000	246,594
Time Warner, Inc.
6.875%, 05/01/2012	100,000	109,429

Total Media		1,356,038

Multiline Retail 0.07%
Nordstrom, Inc.
6.750%, 06/01/2014	40,000	43,244

Office Electronics 0.30%
Xerox Corp.
5.500%, 05/15/2012	85,000	88,668
8.250%, 05/15/2014	80,000	90,173

Total Office Electronics		178,841

Oil, Gas & Consumable Fuels 2.51%
Anadarko Petroleum Corp.
5.750%, 06/15/2014	25,000	26,645
5.950%, 09/15/2016	225,000	234,320
DCP Midstream LLC
9.750%, 03/15/2019(a)	150,000	178,616
6.750%, 09/15/2037(a)	45,000	42,270
Devon Energy Corp.
5.625%, 01/15/2014	5,000	5,392
El Paso Corp.
8.250%, 02/15/2016	60,000	60,900
Energy Transfer Partners LP
9.000%, 04/15/2019	105,000	126,682
Magellan Midstream Partners LP
6.550%, 07/15/2019	15,000	16,588
Marathon Oil Corp.
7.500%, 02/15/2019	140,000	160,138
Massey Energy Co.
6.875%, 12/15/2013	75,000	70,875
NGPL Pipeco., LLC
6.514%, 12/15/2012(a)	145,000	157,025
Pemex Project Funding Master Trust
5.750%, 03/01/2018	75,000	73,125
Plains All American Pipeline LP
4.250%, 09/01/2012	115,000	117,500
8.750%, 05/01/2019	105,000	126,825

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2009 (Continued)

	Principal Amount	Value
Valero Energy Corp.
9.375%, 03/15/2019	$90,000	$103,956

Total Oil, Gas & Consumable Fuels		1,500,857

Pharmaceuticals 0.19%
Eli Lilly & Co.
5.950%, 11/15/2037	50,000	55,614
Watson Pharmaceuticals, Inc.
5.000%, 08/15/2014	60,000	60,774

Total Pharmaceuticals		116,388

Road & Rail 0.63%
Erac USA Finance Co.
7.000%, 10/15/2037(a)	370,000	331,864
Norfolk Southern Corp.
5.900%, 06/15/2019	40,000	43,630

Total Road & Rail		375,494

Telecommunications 0.38%
Intelsat Corporation
9.250%, 06/15/2016	80,000	81,400
News America, Inc.
6.900%, 08/15/2039(a)	95,000	100,305
SBA Telecommunications, Inc.
8.000%, 08/15/2016(a)	45,000	45,113

Total Telecommunications		226,818

Tobacco 1.05%
Alliance One International Inc.
10.000%, 07/15/2016(a)	70,000	69,475
Altria Group, Inc.
9.700%, 11/10/2018	100,000	122,520
9.950%, 11/10/2038	60,000	79,309
10.200%, 02/06/2039	120,000	161,229
Lorillard Tobacco Co.
8.125%, 06/23/2019	180,000	200,593

Total Tobacco		633,126

Wireless Telecommunication Services 0.57%
American Tower Corp.
7.250%, 05/15/2019(a)	45,000	44,437
Cellco Partnership/Verizon Wireless Capital LLC
5.550%, 02/01/2014(a)	65,000	70,359
8.500%, 11/15/2018(a)	180,000	227,111

Total Wireless Telecommunication Services		341,907

Total Corporate Bonds (Cost $12,290,598)		13,757,741

Credit-linked Trust Certificates 3.56%
CDX North America High Yield
8.750%, 12/29/2012(a)	910,000	848,575
8.875%, 06/29/2013(a)	1,334,000	1,287,310

Total Credit-linked Trust Certificates (Cost $2,149,239)		2,135,885

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2009 (Continued)

	Principal Amount	Value
Foreign Bonds 8.33%
Anheuser-Busch InBev Worldwide Inc.
5.375%, 11/15/2014(a)	$225,000	$239,910
7.750%, 01/15/2019(a)	355,000	416,380
ArcelorMittal
6.125%, 06/01/2018	275,000	263,647
9.850%, 06/01/2019	75,000	85,806
Barclays Bank PLC
6.750%, 05/22/2019	195,000	214,048
BAT International Finance PLC
9.500%, 11/15/2018(a)	210,000	268,649
Credit Suisse/New York
5.500%, 05/01/2014	100,000	107,586
Danske Bank A/S(a)
2.500%, 05/10/2012	610,000	615,288
Delhaize Group SA
5.875%, 02/01/2014	60,000	63,969
EnCana Corp.
6.500%, 05/15/2019	60,000	66,476
HSBC Holdings PLC
6.800%, 06/01/2038	140,000	149,711
Ingersoll-Rand Global Holding Co., Ltd.
6.000%, 08/15/2013	125,000	132,873
Nexen, Inc.
6.200%, 07/30/2019	20,000	20,270
7.500%, 07/30/2039	65,000	68,293
Rabobank Nederland NV(a)
4.200%, 05/13/2014	245,000	254,021
Svenska Handelsbanken AB
4.875%, 06/10/2014(a)	210,000	220,078
Swedbank AB
2.900%, 01/14/2013(a)	320,000	323,044
Talisman Energy, Inc.
7.750%, 06/01/2019	50,000	58,286
Teck Resources Ltd
10.750%, 05/15/2019	60,000	68,625
Telecom Italia Capital SA
6.175%, 06/18/2014	125,000	135,520
The Royal Bank of Scotland PLC
2.625%, 05/11/2012(a)	740,000	751,045
4.875%, 08/25/2014(a)	335,000	335,877
UBS AG/Stamford Branch
5.750%, 04/25/2018	100,000	98,407
WEA Finance LLC
7.500%, 06/02/2014(a)	35,000	37,636

Total Foreign Bonds (Cost $4,637,870)		4,995,445

Mortgage Backed Securities 7.95%
Banc of America Commercial Mortgage Inc.
Series 2002-PB2, 6.186%, 06/11/2035	253,000	265,103
Series 2005-3, 4.501%, 07/10/2043	225,000	224,635
Series 2007-1, 5.451%, 01/15/2049	200,000	172,264
Banc of America Funding Corp.
Pool #2006-A, 5.812%, 02/20/2036	151,426	82,077

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2009 (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities
Series FLT, 5.150%, 10/12/2042	$120,000	$119,385
TOP6A2, 6.460%, 10/15/2036	140,000	147,148
Series A-4, 5.331%, 02/11/2044	155,000	129,454
Commercial Mortgage Loan Trust
Pool #2008LS, 6.221%, 12/10/2049	225,000	181,306
Credit Suisse Mortgage Capital Certificates
Series 2007-C3, 5.723%, 06/15/2039	200,000	147,077
Series 2006-C4, 4.771%, 09/15/2039	159,813	161,579
CS First Boston Mortgage Securities Corp.
Series 2005-C2, 4.832%, 04/15/2037	200,000	193,794
GE Capital Commercial Mortgage Corp.
Series 2002-2, 4.970%, 08/11/2036	100,164	104,139
Greenwich Capital Commercial Funding Corp.
Series A-4, 5.736%, 12/10/2049	45,000	39,620
GS Mortgage Securities Corp. II
Series 2007-GG10, 5.778%, 08/10/2045	230,000	229,526
Series 2007-GG10, 5.999%, 08/10/2045	540,000	423,674
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-CIBC18, 5.440%, 06/12/2047	225,000	186,082
Series 2007-CIBC20, 5.794%, 02/12/2051	200,000	164,526
Series 2007-LDP12, 5.882%, 02/15/2051	200,000	163,388
JP Morgan Mortgage Trust
Pool #2005A3, 4.905%, 06/25/2035	119,627	102,535
LB-UBS Commercial Mortgage Trust
Series 2002-C7, 4.960%, 12/15/2031	100,000	102,158
Merrill Lynch Mortgage Investors Inc.
Pool #2006A1, 5.771%, 03/25/2036	150,846	87,909
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-8, 5.957%, 08/12/2049	100,000	76,745
Morgan Stanley Capital I
Series A-5, 4.780%, 12/13/2041	200,000	189,431
Wachovia Bank Commercial Mortgage Trust
Series 2005-C19, 4.516%, 05/15/2044	224,583	226,361
Series 2005-C19, 4.661%, 05/15/2044	570,000	557,881
Series 2007-C31, 5.509%, 04/15/2047	200,000	151,660
Series 2007-C32, 5.741%, 06/15/2049	175,000	137,020

Total Mortgage Backed Securities (Cost $5,228,745)		4,766,477

U.S. Government Agency Issues 40.29%
FHLB
5.500%, 07/15/2036	5,000	5,337
FHLMC
2.125%, 09/21/2012	1,185,000	1,196,273
Pool #1H-2617, 5.770%, 05/01/2036	614,523	644,116
Pool #1J-1346, 5.588%, 11/01/2036	205,461	216,415
Pool #1G-1509, 5.344%, 02/01/2037	211,277	221,678
Pool #1Q-0781, 5.773%, 06/01/2037	57,179	60,210
FHLMC Gold
Pool #G1-3122, 5.000%, 04/01/2023	46,063	48,048
Pool #G0-3072, 5.000%, 11/01/2036	807,769	832,586
Pool #A7-2203, 5.500%, 02/01/2038	158,773	165,701
Pool #G0-4449, 5.500%, 07/01/2038	256,479	267,670
Pool #G0-4471, 5.500%, 07/01/2038	123,267	128,646

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2009 (Continued)

	Principal Amount	Value
Pool #A8-2657, 5.500%, 10/01/2038	$224,262	$234,048
Pool #A8-2134, 6.000%, 10/01/2038	105,578	111,372
Pool #G0-5164, 5.500%, 11/01/2038	414,242	432,535
FHLMC REMICS
Series 3413, 1.112%, 11/15/2017	4,424,399	100,879
Series 2006-22, 4.500%, 08/25/2023	100,000	100,663
Series G93-39, 6.500%, 12/25/2023	120,123	129,843
Series 2975, 5.500%, 09/15/2027	219,000	227,614
Series 2006-80, 6.000%, 07/25/2030	190,000	198,211
Series 3152, 6.000%, 11/15/2030	263,000	275,251
Series 2006-112, 5.500%, 07/25/2034	211,854	223,456
Series 3003, 4.750%, 12/15/2034	123,458	128,102
FNMA
Pool #000TBA, 4.500%, 09/01/2019	590,000	606,778
Pool #897512, 5.000%, 12/01/2021	627,538	657,660
Pool #000TBA, 6.500%, 09/01/2034	500,000	534,766
Pool #000TBA, 5.000%, 10/01/2034	300,000	306,797
Pool #735581, 5.000%, 06/01/2035	2,922,186	3,013,790
Pool #990906, 5.500%, 10/01/2035	1,617,589	1,693,066
Pool #889839, 5.500%, 12/01/2035	1,636,888	1,713,265
Pool #831922, 5.500%, 11/01/2036	143,511	149,848
Pool #913990, 5.494%, 02/01/2037	98,442	103,616
Pool #917882, 5.000%, 05/01/2037	1,584,103	1,628,811
Pool #000TBA, 5.500%, 09/01/2037	2,150,000	2,238,352
Pool #952572, 5.500%, 09/01/2037	62,900	65,609
Pool #000TBA, 6.000%, 09/15/2037	450,000	473,555
Pool #981566, 5.000%, 05/01/2038	25,512	26,227
Pool #889579, 6.000%, 05/01/2038	2,029,393	2,140,574
Pool #934305, 5.000%, 06/01/2038	1,067,785	1,097,694
Pool #975737, 5.000%, 09/01/2038	45,845	47,129
GNMA
Series 2009-45, 5.000%, 12/20/2029	385,433	402,996
Pool #782248X, 5.500%, 10/15/2034	1,220,473	1,282,294
Series 2005-58, 4.500%, 08/20/2035	28,026	29,200

Total U.S. Government Agency Issues (Cost $23,485,094)		24,160,681

U.S. Treasury Obligations 6.54%
U.S. Treasury Notes
1.000%, 07/31/2011	250,000	250,430
3.375%, 11/30/2012	115,000	121,685
U.S. Treasury Bonds
3.500%, 02/15/2039	810,000	715,838
4.250%, 05/15/2039	150,000	151,711
U.S. Treasury Inflation Indexed Bonds
2.375%, 01/15/2017	2,566,474	2,681,164

Total U.S. Treasury Obligations (Cost $3,802,715)		3,920,828

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2009 (Continued)

	Principal Amount	Value
Short-Term Investments 11.59%
Money Market Funds 11.59%
AIM STIT Treasury Portfolio	$2,727,910	$2,727,910
Fidelity Institutional Government Portfolio	2,630,032	2,630,032
First American Government Obligations Fund	1,465,448	1,465,448
First American Treasury Obligations Fund	123,760	123,760

Total Short-Term Investments (Cost $6,947,150)		6,947,150

Total Investments 102.52% (Cost $59,354,325)		61,468,681

Liabilities in Excess of Other Assets (2.52)%		(1,512,029)

Total Net Assets 100.00%		$59,956,652

Percentages are stated as a percent of net assets.

(a)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are deemed to be liquid.

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Open Futures Contracts

August 31, 2009

Description	Number of Contracts Sold	Contract Value	Settlement Month	Unrealized Appreciation (Depreciation)
U.S. 10 Year Note Future	31	$3,633,781	Dec. 2009	$(17,782)
U.S. 5 Year Note Future	8	922,000	Dec. 2009	(2,390)

Total Futures Contracts Sold		$4,555,781		$(20,172)

Description	Number of Contracts Purchased	Contract Value	Settlement Month	Unrealized Appreciation (Depreciation)
Canada 10 Year Bond Future	8	$880,566	Dec. 2009	$5,628
U.S. 2 Year Note Future	20	4,326,875	Dec. 2009	3,366

Total Futures Contracts Purchased		$5,207,442		$8,994

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2009

	Shares	Value
COMMON STOCKS 91.88%
Aerospace & Defense 2.10%
BAE Systems PLC—ADR	10,300	$207,957
Dyncorp International, Inc.(a)	5,440	93,459
Esterline Technologies Corp.(a)	1,685	52,100
Goodrich Corp.	2,504	138,121
Honeywell International, Inc.	2,830	104,031
Lockheed Martin Corp.	1,600	119,968
Northrop Grumman Corp.	4,431	216,277
Raytheon Co.	1,900	89,642
Triumph Group, Inc.	2,385	103,747
United Technologies Corp.	2,150	127,624

Total Aerospace & Defense		1,252,926

Air Freight & Logistics 0.75%
Expeditors International Washington, Inc.	1,850	60,421
HUB Group, Inc.(a)	4,310	94,518
TNT NV—ADR	11,800	290,870

Total Air Freight & Logistics		445,809

Automobiles 0.34%
Toyota Motor Corp.—ADR	2,400	204,456

Beverages 2.85%
Anheuser Busch InBev NV—ADR(a)	3,700	160,580
The Coca-Cola Co.	4,650	226,780
Diageo PLC—ADR	4,300	266,772
Dr. Pepper Snapple Group, Inc.(a)	7,331	193,832
Fomento Economico Mexicano SA de CV—ADR	3,600	130,968
Molson Coors Brewing Co.	4,408	208,851
Pepsi Bottling Group, Inc.	2,188	78,177
PepsiCo, Inc.	7,752	439,306

Total Beverages		1,705,266

Biotechnology 1.90%
Alkermes, Inc.(a)	8,235	74,527
Amgen, Inc.(a)	6,621	395,539
Celera Corp.(a)	12,635	82,633
Cephalon, Inc.(a)	1,050	59,776
Genzyme Corp.(a)	2,900	161,559
Onyx Pharmaceuticals, Inc.(a)	3,385	108,557
OSI Pharmaceuticals, Inc.(a)	2,440	81,545
Regeneron Pharmaceuticals, Inc.(a)	4,480	101,830
United Therapeutics Corp.(a)	730	66,802

Total Biotechnology		1,132,768

Building Products 0.19%
AAON, Inc.	5,430	113,378

Capital Markets 3.04%
Ameriprise Financial Inc.	7,680	230,630
Apollo Investment Corp.	7,775	71,996
Bank Of New York Mellon Corp.	6,578	194,775
BlackRock, Inc.	400	79,828
The Charles Schwab Corp.	8,714	157,375
Credit Suisse Group AG—ADR	4,600	234,094

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2009 (Continued)

	Shares	Value
Legg Mason, Inc.	5,538	$159,273
Morgan Stanley	3,050	88,328
optionsXpress Holdings, Inc.	6,945	115,565
Riskmetrics Group, Inc.(a)	4,460	69,398
State Street Corp.	4,722	247,810
TD Ameritrade Holding Corp.(a)	4,250	81,770
Waddell & Reed Financial, Inc.	3,300	87,549

Total Capital Markets		1,818,391

Chemicals 2.53%
BASF AG—ADR	3,300	172,392
E.I. du Pont de Nemours & Co.	6,612	211,121
Givaudan SA—ADR	9,200	133,492
Koppers Holdings, Inc.	3,100	84,630
Potash Corp of Saskatchewan Inc.	1,700	150,467
Praxair, Inc.	2,238	171,476
Rockwood Holdings, Inc.(a)	4,900	99,813
Schulman A, Inc.	4,355	87,492
Sociedad Quimica y Minera de Chile SA—ADR	7,700	268,191
Terra Industries, Inc.	4,200	130,662

Total Chemicals		1,509,736

Commercial Banks 4.59%
Banco Santander Central Hispano SA—ADR	22,600	348,718
Barclays PLC—ADR(a)	14,300	349,492
City Holding Co.	2,850	90,744
HSBC Holdings PLC—ADR	9,000	485,280
Independent Bank Corp./Rockland MA	3,550	82,254
PNC Financial Services Group Inc.	4,347	185,139
Prosperity Bancshares, Inc.	3,260	112,568
Smithtown Bancorp, Inc.	2,540	34,392
Swedbank AB—ADR	14,800	155,283
TCF Financial Corp.	4,430	60,957
Texas Capital Bancshares, Inc.(a)	4,135	68,434
Trustmark Corp.	4,680	89,060
United Overseas Bank Ltd.—ADR	8,700	202,275
Univest Corp. of Pennsylvania	765	15,889
US Bancorp	8,049	182,068
Webster Financial Corp.	5,090	66,526
Wells Fargo & Co.	7,844	215,867

Total Commercial Banks		2,744,946

Commercial Services & Supplies 0.97%
American Ecology Corp.	3,155	57,673
Bowne & Co, Inc.	1	7
The Brink’s Co.	3,450	90,908
Healthcare Services Group Inc.	4,905	86,721
IESI-BFC Ltd.	4,835	65,079
McGrath Rentcorp.	3,920	77,106
Metalico, Inc.(a)	2,315	9,470
Tetra Tech, Inc.(a)	2,860	84,485
United Stationers, Inc.(a)	2,400	109,656

Total Commercial Services & Supplies		581,105

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2009 (Continued)

	Shares	Value
Communications Equipment 1.97%
Cisco Systems, Inc.(a)	25,919	$559,850
Netgear, Inc.(a)	3,910	66,783
Nokia OYJ—ADR	10,807	151,406
QUALCOMM, Inc.	4,381	203,366
Tekelec(a)	6,360	99,025
Viasat, Inc.(a)	3,925	95,103

Total Communications Equipment		1,175,533

Computers & Peripherals 3.69%
Apple, Inc.(a)	3,902	656,355
EMC Corp.(a)	6,335	100,727
Hewlett-Packard Co.	11,898	534,101
International Business Machines Corp.	6,441	760,360
Synaptics, Inc.(a)	3,000	77,340
Western Digital Corp.(a)	2,300	78,844

Total Computers & Peripherals		2,207,727

Construction & Engineering 1.04%
Fluor Corp.	3,450	182,505
Foster Wheeler AG(a)	6,663	192,894
Granite Construction, Inc.	2,685	86,188
The Shaw Group Inc.(a)	3,100	90,923
Tutor Perini Corp.(a)	3,405	66,806

Total Construction & Engineering		619,316

Consumer Finance 0.23%
Discover Financial Services	10,115	139,081

Containers & Packaging 1.04%
Owens-Illinois, Inc.(a)	8,073	273,998
Pactiv Corp.(a)	3,100	77,035
Rock-Tenn Co.	3,325	170,539
Silgan Holdings, Inc.	2,005	97,483

Total Containers & Packaging		619,055

Diversified Consumer Services 0.72%
Apollo Group, Inc.(a)	1,150	74,543
H&R Block, Inc.	15,243	263,399
Lincoln Educational Services Corp.(a)	4,115	91,271

Total Diversified Consumer Services		429,213

Diversified Financial Services 1.93%
Bank of America Corp.	19,114	336,215
Deutsche Boerse AG—ADR	45,500	345,800
JPMorgan Chase & Co.	10,834	470,846

Total Diversified Financial Services		1,152,861

Diversified Telecommunication Services 1.68%
Alaska Communications Systems Group, Inc.	9,090	72,447
AT&T, Inc.	16,492	429,617
CenturyTel, Inc.	5,940	191,446
Chunghwa Telecom Co. Ltd.—ADR	6,100	104,310
France Telecom SA—ADR	7,900	203,346

Total Diversified Telecommunication Services		1,001,166

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2009 (Continued)

	Shares	Value
Electric Utilities 1.25%
Allegheny Energy, Inc.	7,267	$191,921
American Electric Power Co, Inc.	6,764	212,593
Cleco Corp.	6,170	150,671
Exelon Corp.	1,350	67,527
UIL Holdings Corp.	2,620	67,963
Unitil Corp.	2,550	55,641

Total Electric Utilities		746,316

Electrical Equipment 0.84%
ABB Ltd.—ADR	8,637	165,571
Acuity Brands, Inc.	2,940	94,404
Emerson Electric Co.	3,300	121,671
GrafTech International Ltd.(a)	8,500	120,955

Total Electrical Equipment		502,601

Electronic Equipment, Instruments & Components 0.89%
Anixter International, Inc.(a)	3,040	106,643
Dolby Laboratories, Inc.(a)	2,700	105,327
FARO Technologies, Inc.(a)	4,125	70,167
FLIR Systems, Inc.(a)	4,800	110,496
IPG Photonics Corp.(a)	5,725	69,387
Rofin-Sinar Technologies, Inc.(a)	2,984	67,856

Total Electronic Equipment, Instruments & Components		529,876

Energy Equipment & Services 1.30%
Bristow Group, Inc.(a)	2,225	64,970
ENSCO International, Inc.	2,700	99,630
Lufkin Industries, Inc.	1,715	75,889
Noble Corp.	3,550	124,357
Smith International, Inc.	7,976	219,898
Tidewater, Inc.	2,867	123,768
Willbros Group Inc.(a)	5,595	69,658

Total Energy Equipment & Services		778,170

Food & Staples Retailing 2.66%
Casey’s General Stores, Inc.	4,150	115,162
CVS Caremark Corp.	4,710	176,719
Koninklijke Ahold NV—ADR	27,200	316,880
Seven & I Holdings Co. Ltd.—ADR	2,200	105,160
Susser Holdings Corp.(a)	3,735	40,077
Tesco PLC—ADR	11,500	210,220
Walgreen Co.	2,450	83,006
Wal-Mart Stores, Inc.	10,644	541,460

Total Food & Staples Retailing		1,588,684

Food Products 2.01%
Archer-Daniels-Midland Co.	7,900	227,757
ConAgra Foods, Inc.	11,781	241,864
Lance, Inc.	1,460	35,405
Nestle SA—ADR	6,800	282,976
Unilever NV—ADR	14,800	413,364

Total Food Products		1,201,366

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2009 (Continued)

	Shares	Value
Gas Utilities 0.49%
EQT Corp.	5,393	$213,940
Piedmont Natural Gas Co.	3,255	78,185

Total Gas Utilities		292,125

Health Care Equipment & Supplies 2.61%
Align Technology, Inc.(a)	5,070	67,938
Becton, Dickinson & Co.	1,550	107,911
Boston Scientific Corp.(a)	17,402	204,473
Cie Generale d’Optique Essilor International SA—ADR	2,400	64,680
Conmed Corp.(a)	4,375	78,006
Covidien Plc	6,061	239,834
Kinetic Concepts, Inc.(a)	3,400	108,630
Medtronic, Inc.	4,300	164,690
Merit Medical Systems, Inc.(a)	3,625	65,431
Quidel Corp.(a)	3,930	60,679
Smith & Nephew PLC—ADR	5,900	249,275
SonoSite, Inc.(a)	2,580	60,037
West Pharmaceutical Services, Inc.	2,235	89,825

Total Health Care Equipment & Supplies		1,561,409

Health Care Providers & Services 3.08%
Aetna, Inc.	2,300	65,550
Alliance Imaging, Inc.(a)	6,080	33,622
AmerisourceBergen Corp.	3,500	74,585
AMN Healthcare Services, Inc.(a)	6,820	67,313
Catalyst Health Solutions, Inc.(a)	3,535	100,960
CIGNA Corp.	3,300	97,119
CryoLife, Inc.(a)	7,575	56,434
Emdeon, Inc.(a)	435	7,586
Fresenius Medical Care AG—ADR	5,800	259,840
Humana, Inc.(a)	2,650	94,605
McKesson Corp.	3,347	190,311
Medco Health Solutions, Inc.(a)	3,600	198,792
Odyssey HealthCare, Inc.(a)	4,275	55,062
PharMerica Corp.(a)	2,920	58,546
Psychiatric Solutions, Inc.(a)	4,785	128,190
Res-Care, Inc.(a)	4,490	65,150
Sun Healthcare Group, Inc.(a)	8,095	66,703
UnitedHealth Group, Inc.	7,800	218,400

Total Health Care Providers & Services		1,838,768

Health Care Technology 0.15%
Quality Systems, Inc.	1,690	90,990

Hotels, Restaurants & Leisure 2.33%
Bally Technologies, Inc.(a)	3,145	127,152
Buffalo Wild Wings, Inc.(a)	2,250	92,767
Carnival Corp.	4,462	130,514
CEC Entertainment, Inc.(a)	1,845	49,354
CKE Restaurants, Inc.	9,600	92,832
Jack in the Box, Inc.(a)	5,710	116,427
Lottomatica SpA—ADR	9,600	214,944
McDonald’s Corp.	5,250	295,260
Papa John’s International, Inc.(a)	2,885	67,307

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2009 (Continued)

	Shares	Value
Sodexho Alliance SA—ADR	2,300	$133,055
WMS Industries, Inc.(a)	1,690	71,538

Total Hotels, Restaurants & Leisure		1,391,150

Household Products 0.88%
Kao Corp.—ADR	535	135,361
Kimberly-Clark Corp.	2,400	145,104
Procter & Gamble Co.	4,593	248,527

Total Household Products		528,992

Industrial Conglomerates 1.32%
3M Co.	1,950	140,595
General Electric Co.	8,936	124,210
Otter Tail Corp.	2,350	55,437
Siemens AG—ADR	5,426	471,194

Total Industrial Conglomerates		791,436

Insurance 3.24%
Aflac, Inc.	4,450	180,759
AmTrust Financial Services, Inc.(a)	770	9,694
Aspen Insurance Holdings Ltd.	4,268	108,407
Berkshire Hathaway, Inc.(a)	48	157,728
First Mercury Financial Corp.(a)	850	12,332
Harleysville Group, Inc.	2,480	80,377
IPC Holdings Ltd.	2,810	91,100
Max Capital Group Ltd.	4,686	95,876
MetLife, Inc.	6,916	261,148
ProAssurance Corp.(a)	2,095	109,987
Protective Life Corp.	2,163	46,613
Prudential Financial, Inc.	4,050	204,849
RLI Corp.	1,610	85,346
Travelers Companies, Inc.	4,688	236,369
Willis Group Holdings Ltd.	10,000	257,900

Total Insurance		1,938,485

Internet & Catalog Retail 0.44%
eBay, Inc.(a)	6,415	142,028
Priceline.com, Inc.(a)	800	123,184

Total Internet & Catalog Retail		265,212

Internet Software & Services 1.83%
Digital River, Inc.(a)	2,520	89,007
Google, Inc.(a)	703	324,554
j2 Global Communications, Inc.(a)	3,900	83,343
NIC, Inc.	5,490	42,108
SAVVIS, Inc.(a)	5,295	89,803
Sohu.com, Inc.(a)	2,950	180,245
United Online, Inc.	9,235	64,645
Valueclick, Inc.(a)	9,445	96,811
VeriSign, Inc.(a)	2,800	59,332
Vocus, Inc.(a)	3,895	65,670

Total Internet Software & Services		1,095,518

IT Services 1.52%
Accenture Ltd.	12,290	405,570
Fidelity National Information Services, Inc.	3,450	84,732

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2009 (Continued)

	Shares	Value
iGate Corp.	12,035	$80,153
infoGROUP, Inc.(a)	11,745	72,467
Mastercard, Inc.	550	111,447
Sapient Corp.(a)	10,480	76,818
TeleTech Holdings, Inc.(a)	4,715	80,438

Total IT Services		911,625

Life Sciences Tools & Services 0.28%
Dionex Corp.(a)	1,640	98,630
Millipore Corp.(a)	1,000	66,230

Total Life Sciences Tools & Services		164,860

Machinery 0.72%
Barnes Group, Inc.	4,285	62,946
Chart Industries, Inc.(a)	6,650	124,089
Columbus Mckinnon Corp.(a)	4,880	60,024
ESCO Technologies, Inc.(a)	1,185	43,916
Kadant, Inc.(a)	3,960	46,055
Toro Co.	2,400	91,032

Total Machinery		428,062

Media 1.98%
The DIRECTV Group Inc.(a)	10,698	264,882
Jupiter Telecommunication Co. Ltd.—ADR	4,300	246,132
Knology, Inc.(a)	8,670	62,771
National CineMedia, Inc.	4,065	60,975
Publicis Groupe SA—ADR	2,800	103,040
Reed Elsevier PLC—ADR	4,700	135,689
Time Warner Cable, Inc.	4,358	160,897
Time Warner, Inc.	5,402	150,770

Total Media		1,185,156

Metals & Mining 2.65%
ArcelorMittal SA—ADR	9,267	330,183
Barrick Gold Corp.	3,800	131,860
BHP Billiton Ltd.—ADR	3,700	230,510
Cameco Corp.	9,400	249,852
Cliffs Natural Resources, Inc.	2,450	62,010
Compass Minerals International, Inc.	1,390	73,920
Consol Energy, Inc.	4,126	154,354
Peabody Energy Corp.	4,200	137,256
Sterlite Industries India Ltd.—ADR(a)	16,000	214,240

Total Metals & Mining		1,584,185

Multiline Retail 0.47%
Dollar Tree, Inc.(a)	1,950	97,383
Family Dollar Stores, Inc.	6,050	183,194

Total Multiline Retail		280,577

Multi-Utilities 1.00%
Public Service Enterprise Group, Inc.	5,923	187,581
Sempra Energy	2,550	127,934
Suez Environnement Co. SA—ADR	16,200	166,536
Veolia Environnement—ADR	3,300	114,147

Total Multi-Utilities		596,198

Office Electronics 0.29%
Canon, Inc.—ADR	4,500	171,945

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2009 (Continued)

	Shares	Value
Oil, Gas & Consumable Fuels 5.29%
Anadarko Petroleum Corp.	2,858	$151,102
Berry Petroleum Co.	4,165	94,004
BP PLC—ADR	5,300	272,685
Carrizo Oil & Gas, Inc.(a)	5,425	104,865
Chevron Corp.	2,866	200,448
CNOOC Ltd.—ADR	1,300	169,845
Exxon Mobil Corp.	8,687	600,706
Hess Corp.	3,266	165,227
Marathon Oil Corp.	6,427	198,402
Occidental Petroleum Corp.	1,550	113,305
Penn Virginia Corp.	3,970	76,065
Petroleo Brasileiro SA—ADR	7,300	289,372
Talisman Energy, Inc.	14,200	228,052
Total SA—ADR	6,252	358,052
XTO Energy, Inc.	3,591	138,613

Total Oil, Gas & Consumable Fuels		3,160,743

Paper & Forest Products 0.27%
Weyerhaeuser Co.	4,344	162,422

Personal Products 0.56%
Chattem, Inc.(a)	1,735	106,252
The Estee Lauder Cos., Inc.	3,932	140,962
Herbalife Ltd.	2,950	89,326

Total Personal Products		336,540

Pharmaceuticals 5.92%
Abbott Laboratories	3,242	146,636
Bristol-Myers Squibb Co.	18,851	417,173
Dr Reddy’s Laboratories Ltd.—ADR	5,400	87,048
Eurand NV(a)	6,722	96,730
Forest Laboratories, Inc.(a)	3,550	103,908
Johnson & Johnson	8,426	509,267
Mylan Laboratories(a)	10,100	148,167
Novartis AG—ADR	4,200	195,174
Novo-Nordisk A/S—ADR	6,300	384,363
Pfizer, Inc.	24,107	402,587
Roche Holding AG—ADR	7,100	282,663
Schering-Plough Corporation	12,435	350,418
Sepracor, Inc.(a)	6,300	114,345
Warner Chilcott PLC(a)	5,050	102,869
Wyeth	4,131	197,668

Total Pharmaceuticals		3,539,016

Professional Services 1.54%
Administaff, Inc.	2,940	70,972
CRA International Inc.(a)	2,170	60,608
Experian PLC—ADR	37,800	313,740
Kforce, Inc.(a)	8,465	94,808
Manpower, Inc.	1,200	62,040
SGS SA—ADR	16,000	198,400
Watson Wyatt Worldwide, Inc.	2,800	122,360

Total Professional Services		922,928

Real Estate Investment Trusts 0.28%
EastGroup Properties	2,100	79,044
Tanger Factory Outlet Centers	2,310	86,902

Total Real Estate Investment Trusts		165,946

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2009 (Continued)

	Shares	Value
Road & Rail 0.17%
Union Pacific Corp.	1,728	$103,352

Semiconductors & Semiconductor Equipment 1.66%
Applied Materials, Inc.	13,568	178,826
Atheros Communications, Inc.(a)	2,645	73,108
Cypress Semiconductor Corp.(a)	11,750	118,910
Intel Corp.	2,603	52,893
IXYS Corp.	6,740	45,832
Semtech Corp.(a)	4,930	90,071
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR	15,700	167,990
Texas Instruments, Inc.	10,700	263,113

Total Semiconductors & Semiconductor Equipment		990,743

Software 4.19%
Adobe Systems, Inc.(a)	4,075	128,036
Amdocs Ltd.(a)	6,000	145,920
American Software Inc.—Class A	4,095	25,799
Blackboard, Inc.(a)	1,880	64,691
Check Point Software Technologies(a)	4,100	114,267
Informatica Corp.(a)	4,655	83,464
JDA Software Group, Inc.(a)	3,615	69,914
Lawson Software Inc.(a)	12,960	79,834
Microsoft Corp.	31,140	767,601
Nintendo Ltd.—ADR(a)	7,700	258,335
Oracle Corp.	13,600	297,432
Progress Software Corp.(a)	4,170	92,908
Radiant Systems, Inc.(a)	5,810	62,283
SAP AG—ADR	5,400	263,304
Solarwinds, Inc.(a)	2,570	47,956

Total Software		2,501,744

Specialty Retail 1.61%
Aeropostale, Inc.(a)	1,260	49,329
Autozone, Inc.(a)	350	51,537
Best Buy Co, Inc.	2,200	79,816
Citi Trends, Inc.(a)	3,110	69,322
Gamestop Corp.(a)	2,600	61,880
The Gap Inc.	10,865	213,497
Gymboree Corp.(a)	2,400	107,496
Hibbett Sports, Inc.(a)	3,240	56,927
Jo-Ann Stores, Inc.(a)	2,400	65,568
Tractor Supply Co.(a)	2,365	111,297
Ulta Salon Cosmetics & Fragrance Inc.(a)	8,065	92,909

Total Specialty Retail		959,578

Textiles, Apparel & Luxury Goods 0.67%
Coach, Inc.	5,400	152,766
G-III Apparel Group Ltd.(a)	2,655	39,692
Nike, Inc.	2,187	121,138
Phillips-Van Heusen Corp.	2,375	89,728

Total Textiles, Apparel & Luxury Goods		403,324

Thrifts & Mortgage Finance 0.54%
Dime Community Bancshares	7,765	86,968
First Niagara Financial Group, Inc.	6,320	82,666
Provident Financial Services, Inc.	7,550	83,201
Washington Federal, Inc.	4,725	70,119

Total Thrifts & Mortgage Finance		322,954

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2009 (Continued)

	Shares	Value
Tobacco 0.69%
Altria Group, Inc.	7,300	$133,444
Philip Morris International, Inc.	4,678	213,831
Reynolds American, Inc.	1,400	63,994

Total Tobacco		411,269

Trading Companies & Distributors 0.43%
Applied Industrial Technologies, Inc.	3,640	75,093
Bunzl Pub Ltd. Co.—ADR	2,700	130,761
Titan Machinery, Inc.(a)	4,460	53,743

Total Trading Companies & Distributors		259,597

Wireless Telecommunication Services 2.27%
China Mobile Hong Kong Ltd.—ADR	6,000	295,320
KDDI Corp.—ADR(a)	4,400	250,008
NTELOS Holdings Corp.	5,370	87,048
Vodafone Group PLC—ADR	33,254	722,277

Total Wireless Telecommunication Services		1,354,653

Total Common Stocks (Cost $55,682,136)		54,911,248

Exchange Traded Funds 0.09%
iShares Russell 2000 Index Fund	1,000	57,150

Total Exchange Traded Funds (Cost $58,470)		57,150

Preferred Stocks 0.72%
Oil, Gas & Consumable Fuels 0.44%
Ultrapar Participacoes SA	7,300	264,698

Wireless Telecommunication Services 0.28%
Vivo Participacoes SA	7,300	166,148

Total Preferred Stocks (Cost $437,108)		430,846

REITs 0.51%
Alexandria Real Estate Equities, Inc.	1,230	68,524
Home Properties, Inc.	2,660	101,000
Senior Housing Properties Trust	2,470	49,548
Sovran Self Storage, Inc.	2,890	84,937

Total REITs (cost $304,295)		304,009

	Principal Amount
Short-Term Investments 2.17%
Money Market Funds 2.17%
AIM STIT Treasury Portfolio	$5,933	5,933
Fidelity Institutional Government Portfolio	1,286,377	1,286,377

Total Short-term Investments (Cost $1,292,311)		1,292,311

Total Investments 95.37% (Cost $57,774,320)		56,995,563

Other Assets in Excess of Liabilities 4.63%		2,768,558

Total Net Assets 100.00%		$59,764,121

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

August 31, 2009

Statements of Assets and Liabilities

	Core Fixed Income Fund	Diversified Equity Fund
Assets
Investments, at value(1)	$61,468,681	$56,995,563
Foreign currencies(2)	18,368	1,745
Cash	—	15,844,087
Cash collateral held at broker for futures contracts	33,984	—
Receivable for investments sold	839,879	194,645
Receivable for Fund shares sold	2,483,981	2,023,667
Dividends, interest and other receivables	472,491	126,105
Receivable from Adviser	—	23,775

Total Assets	65,317,384	75,209,587

Liabilities
Payable for investments purchased	5,147,605	15,418,209
Payable for Fund shares redeemed	27,515	—
Payable to affiliates	28,699	4,160
Payable to Adviser	19,655	—
Accrued distribution fee	67,560	410
Accrued expenses and other liabilities	69,698	22,687

Total Liabilities	5,360,732	15,445,466

Net Assets	$59,956,652	$59,764,121

Net Assets Consist Of:
Paid-in capital	$55,387,179	$60,545,168
Undistributed net investment income (loss)	1,839,270	—
Accumulated net realized gain (loss)	627,068	(2,835)
Net unrealized appreciation (depreciation) on:
Investments, futures and foreign currency	2,103,135	(778,212)

Net Assets	$59,956,652	$59,764,121

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	3,607,754	4,027,246

Net asset value and redemption price per share(3)	$16.62	$14.84

[1] Cost of Investments	$59,354,343	$57,774,320
[2] Cost of Foreign Currencies	$18,392	$1,747
3 If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

For the Period Ended August 31, 2009

Statements of Operations

	Core Fixed Income Fund	Diversified Equity Fund
Investment Income:
Dividends	$—	$312
Interest	3,440,056	26

	3,440,056	338

Expenses:
Investment advisory fees	508,309	1,557
Distribution fees	158,846	410
Fund accounting fees	95,793	330
Fund administration fees	81,861	480
Audit and tax fees	45,787	20,000
Transfer agent fees and expenses	41,828	350
Federal and state registration fees	25,986	1,000
Legal fees	24,537	—
Custody fees	22,669	3,000
Reports to shareholders	20,027	500
Chief Compliance Officer fees and expenses	12,045	—
Trustees’ fees and related expenses	2,654	—
Other expenses	6,193	—

Total Expenses before waiver	1,046,535	27,627
Less waivers and reimbursements by Adviser (Note 4)	(411,153)	(25,332)

Net Expenses	635,382	2,295

Net Investment Income (Loss)	2,804,674	(1,957)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,439,066	(2,835)
Futures contracts closed	141,386	—
Purchased options	(8,820)	—
Foreign currency translation	510	—

	1,572,142	(2,835)
Net change in unrealized appreciation (depreciation) on:
Investments	2,491,549	(778,757)
Futures contracts	(20,743)	—
Foreign currency translation	(24)	545

	2,470,782	(778,212)
Net gain (loss) on investments, futures and foreign currency translation	4,042,924	(781,047)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,847,598	$(783,004)

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund(1)		Diversified Equity Fund(2)

	Year Ended August 31, 2009	Period Ended August 31, 2008	Period Ended August 31, 2009
Operations:
Net investment income (loss)	$2,804,674	$2,146,470	$(1,957)
Net realized gain (loss) on investments, futures and foreign currency	1,572,142	783,676	(2,835)
Net change in unrealized appreciation (depreciation)	2,470,782	(367,647)	(778,212)

Net increase (decrease) in net assets resulting from operations	6,847,598	2,562,499	(783,004)

Dividends and distributions to Shareholders:
Net investment income	(2,677,645)	(466,796)	—
Net realized gains	(1,616,466)	(79,717)	—

Total dividends and distributions	(4,294,111)	(546,513)	—

Fund Share Transactions:
Shares sold	40,695,412	98,724,674	60,585,856
Shares issued to holders in reinvestment of dividends	3,417,834	408,089	—
Shares redeemed*	(64,596,002)	(23,262,828)	(38,731)

Net increase (decrease)	(20,482,756)	75,869,935	60,547,125

Net increase (decrease) in net assets	(17,929,269)	77,885,921	59,764,121

Net Assets:
Beginning of period	77,885,921	—	—

End of period**	$59,956,652	$77,885,921	$59,764,121

* Net of redemption fees of:	$111,456	$38,147	$—

** Including undistributed net investment income of:	$1,839,270	$1,681,795	$—

Change in Shares Outstanding:
Shares sold	2,586,112	6,463,885	4,029,837
Shares issued to holders in reinvestment of dividends	225,748	26,813	—
Shares redeemed	(4,192,678)	(1,502,126)	(2,591)

Net increase (decrease)	(1,380,818)	4,988,572	4,027,246

(1)	The Fund commenced operations on September 28, 2007
(2)	The Fund commenced operations on August 26, 2009.

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND

Financial Highlights

Per share data for a share outstanding throughout each period

	Year Ended August 31, 2009	Period Ended August 31, 2008(1)
Net Asset Value, Beginning of Period	$15.61	$15.00

Income (loss) from investment operations:
Net investment income	0.69 (2)	0.46
Net realized and unrealized gain (loss)	1.35	0.29

Total from investment operations	2.04	0.75

Less distributions paid:
Dividends from net investment income	(0.66)	(0.12)
Distributions from net realized gains	(0.40)	(0.02)

Total distributions paid	(1.06)	(0.14)

Paid-in capital from redemption fees (Note 2)	0.03	— (3)

Net Asset Value, End of Period	$16.62	$15.61

Total Return(4)	13.87%	5.03%

Ratios/Supplemental Data
Net assets, end of period (000)	$59,957	$77,886
Ratio of expenses to average net assets before waiver and reimbursements(5)	1.65%	1.59%
Ratio of expenses to average net assets after waiver and reimbursements(5)	1.00%	1.00%
Ratio of net investment income to average net assets before waiver and reimbursements(5)	3.76%	3.05%
Ratio of net investment income to average net assets after waiver and reimbursements(5)	4.41%	3.64%
Portfolio turnover rate(4)	403.0%	493.8%

(1)	The Fund commenced operations on September 28, 2007
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND

Financial Highlights

Per share data for a share outstanding throughout the period

	Period Ended August 31, 2009(1)
Net Asset Value, Beginning of Period	$15.04

Income (loss) from investment operations:
Net investment income	—	(2)(3)
Net realized and unrealized gain (loss)	(0.20)

Total from investment operations	(0.20)

Net Asset Value, End of Period	$14.84

Total return(4)	(1.33)%

Ratios/Supplemental Data
Net assets, end of period (000)	$59,764
Ratio of expenses to average net assets before waiver and reimbursements(5)	16.85%
Ratio of expenses to average net assets after waiver and reimbursements(5)	1.40%
Ratio of net investment loss to average net assets before waiver and reimbursements(5)	(16.64)%
Ratio of net investment loss to average net assets after waiver and reimbursements(5)	(1.19)%
Portfolio turnover rate(4)	0.7%

(1)	The Fund commenced operations on August 26, 2009
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Less than 0.5 cent per share.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Notes to Financial Statements

August 31, 2009

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds (the “Funds”) represent a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Core Fixed Income Fund is to provide current income consistent with low volatility of principal. The investment objective of the Diversified Equity Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Diversified Equity Fund became effective and commenced operations August 26, 2009. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Envestnet Asset Management, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service. If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2009

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

The Funds have adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) and FASB Staff Position 157-4 “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“FSP 157-4”). FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. FAS 157 requires the each Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2009:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$784,474	$—	$784,474
Corporate Bonds	—	13,757,741	—	13,757,741
Credit-Linked Trust Certificates	—	2,135,885	—	2,135,885
Foreign Bonds	—	4,995,445	—	4,995,445
Mortgage Backed Securities	—	4,766,477	—	4,766,477
U.S. Government Agency Issues	—	24,160,681	—	24,160,681
U.S. Treasury Obligations	—	3,920,828	—	3,920,828

Total Fixed Income	—	54,521,531	—	54,521,531
Short-Term Investments	6,947,150	—	—	6,947,150

Total Investments in Securities	$6,947,150	$54,521,531	$—	$61,468,681

Other Financial Instruments*	$(11,178)	$—	$—	$(11,178)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments. This amount represents unrealized depreciation on futures contracts sold of $20,172 and unrealized appreciation on futures contracts purchased of $8,994.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2009

Diversified Equity Fund

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$5,118,666	$—	$—	$5,118,666
Consumer Staples	5,772,118	—	—	5,772,118
Energy	4,203,611	—	—	4,203,611
Financials	8,586,673	—	—	8,586,673
Health Care	8,327,810	—	—	8,327,810
Industrials	6,020,511	—	—	6,020,511
Information Technology	9,584,710	—	—	9,584,710
Investment Companies	57,150	—	—	57,150
Materials	3,875,397	—	—	3,875,397
Telecommunication Services	2,521,967	—	—	2,521,967
Utilities	1,634,639	—	—	1,634,639

Total Equity	55,703,252	—	—	55,703,252
Short-Term Investments	1,292,311	—	—	1,292,311

Total Investments in Securities	$56,995,563	$—	$—	$56,995,563

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for interim and annual periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may use certain options and futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The Diversified Equity Fund did not hold derivative instruments during the period presented.

Core Fixed Income Fund

The fair value of Derivative Instruments as reported within the Statement of Assets and Liabilities as of August 31, 2009 was as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments under Statement 133	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Cash collateral held at broker for futures contracts	$8,994	Cash collateral held at broker for futures contracts	$20,172

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2009

Core Fixed Income Fund

The Effect of Derivative Instruments on the Statement of Operations for the fiscal year ended August 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Instruments Recognized in Income.

Derivatives not accounted for as hedging instruments under Statement 133	Statement of Operations Location	Value
Option contracts	Net Realized Loss on Purchased options	($8,820)

Futures contracts	Net Realized Gain on Futures contracts closed	$141,386

Total		$132,566

Change in Unrealized Appreciation or (Depreciation) on Derivative Instruments Recognized in Income.

Derivatives not accounted for as hedging instruments under Statement 133	Statement of Operations Location	Value
Futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts	($20,743)

Total		($20,743)

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2009

unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies, There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover its potential obligations.

(d)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(e)	Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2009

(g)	Share Valuation

The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Diversified Equity Fund does not charge a redemption fee, therefore the offering and redemption price per share are equal to the Fund’s net asset value per share. Through August 25, 2009, the Core Fixed Income Fund charged a 2.00% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Core Fixed Income Fund will retain the fees charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. During the year the Core Fixed Income Fund retained redemption fees of $111,456. Effective August 26, 2009, the redemption fee in the Core Fixed Income Fund was eliminated.

(h)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means.

(i)	Other

Investment transactions are recorded on trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(j)	New Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 provides for the FASB Accounting Standards CodificationTM (the “Codification”) to become the single official source of authoritative, nongovernmental U.S. Generally Accepted Accounting Principles (“GAAP”), except for rules and interpretive releases of the SEC, which are also sources of authoritative GAAP for SEC registrants. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. As the Codification was not intended to change or alter existing GAAP, it is not expected to impact the financial statements, however in following year, the funds will cease using GAAP references and begin to use the new Codification when referring to GAAP.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

Core Fixed Income Fund	Ordinary Income	Long -Term Capital Gains
Period Ended August 31, 2008	$546,513	$—
Year Ended August 31, 2009	$4,028,636	$265,475

Diversified Equity Fund	Ordinary Income	Long-Term Capital Gains
Period Ended August 31, 2009	$—	$—

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2009

As of August 31, 2009, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Core Fixed Income Fund	Diversified Equity Fund
Cost basis of investments for federal income tax purposes	$59,482,685	$57,774,320

Gross tax unrealized appreciation	$2,821,090	$118,540
Gross tax unrealized depreciation	(835,094)	(897,297)

Net tax unrealized appreciation (depreciation)	$1,985,996	$(778,757)

Undistributed ordinary income	$3,214,373	$—
Undistributed long-term capital gain	—	—

Total distributable earnings	$3,214,373	$—
Other accumulated gain/(loss)	(630,896)	(2,290)

Total accumulated earnings/(loss)	$4,569,473	$(781,047)

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

At August 31, 2009, the Diversified Equity Fund had accumulated net realized capital loss carryovers of $2,835 which will expire on August 31, 2017. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

At August 31, 2009, the Core Fixed Income Fund deferred, on a tax basis, post-October losses of $629,321.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2009, the following table shows the reclassifications made:

	Core Fixed Income Fund	Diversified Equity Fund
Undistributed Net Investment Income (Loss)	$38,253	$1,957
Accumulated Net Realized Gain (Loss)	$(38,254)	$—
Paid-in Capital	$1	$(1,957)

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that its income is exempt from tax) will be sustained upon examination. The Core Fixed Income Fund adopted FIN 48 in fiscal 2008 and the Diversified Equity Fund adopted in fiscal 2009. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2009. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2009. At August 31, 2009, the fiscal years 2008 and 2009 remain open to examination in the Core Fixed Income Fund’s major tax jurisdictions. At August 31, 2009, the fiscal year 2009 remains open to examination in the Diversified Equity Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under terms of the Agreement, the Trust, on behalf of the Funds,

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2009

compensates the Adviser for its management services at the annual rate of 0.95% for the Diversified Equity Fund and 0.80% for the Core Fixed Income Fund of the Funds’ average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses to the extent necessary to ensure that the Funds’ operating expenses do not exceed 1.00% for the Core Fixed Income Fund and 1.40% for Diversified Equity Fund (the “Expense Limitation Cap”) of the Funds’ average daily net assets.

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on each Funds’ average daily net assets.

Core Fixed Income Fund

Neuberger Berman Fixed Income LLC

Schroder Investment Management North America Inc.

Diversified Equity Fund

Delaware Management Company

Loomis, Sayles & Company, L.P.

Mellon Capital Management Corporation

Neuberger Berman Management LLC

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.

(6)	Distribution Plan

The Trust has adopted a Distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Foreside Fund Services, LLC (the “Distributor”) a distribution fee of 0.25% of the Funds’ average daily net assets. During the year ended August 31, 2009, the Funds accrued expenses, pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$158,846
Diversified Equity Fund	410

(7)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended August 31, 2009 are summarized below.

	PMC Core Fixed Income	PMC Diversified Equity
Purchases:
U.S. Government	$215,803,368	$—
Other	41,148,163	56,673,727

Sales
U.S. Government	$243,833,524	$—
Other	36,798,540	188,882

(8)	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through October 30, 2009. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Portfolio Management Consultants Funds and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities of Portfolio Management Consultants Funds, including PMC Diversified Equity Fund and PMC Core Fixed Income Fund (collectively the “Funds”), one of the diversified series constituting Trust for Professional Managers, including the schedules of investments, as of August 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the periods presented for PMC Diversified Equity Fund and PMC Core Fixed Income Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2009, and the results of their operations, and the changes in their net assets and financial highlights for the periods presented for PMC Diversified Equity Fund and PMC Core Fixed Income Fund, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI

October 30, 2009

Basis for Trustees’ Approval of Investment Advisory and Sub-advisory Agreements

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on March 11, 2009 to consider the initial approval of a new sub-advisory agreement for the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) in anticipation of the acquisition of one of the Core Fixed Income Fund’s sub-advisers, Lehman Brothers Asset Management LLC (“Lehman”) by Neuberger Berman Group LLC (the “Acquisition”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Acquisition, which was completed as of May 4, 2009, resulted in the assignment and automatic termination of the sub-advisory agreement between Envestnet Asset Management, Inc., the investment adviser (the “Adviser”) to the PMC Funds, as defined below, and Lehman. In addition, Lehman changed its name to Neuberger Berman Fixed Income LLC (“NBFI”) in connection with the Acquisition. Accordingly, the Trustees considered the initial approval of a new sub-advisory agreement between the Adviser and NBFI (the “NBFI Sub-Advisory Agreement”).

On July 28, 2009, the Trustees met to consider the amendment and restatement of the investment advisory agreement between the Adviser and the PMC Large Cap Growth Fund, the PMC Large Cap Value Fund, the PMC Small Cap Core Fund, the PMC International Equity Fund and the Core Fixed Income Fund (collectively, the “PMC Funds”), each a series of the Trust, to include the PMC Diversified Equity Fund (the “Diversified Equity Fund”) as a new series of the Trust (the “Amended and Restated Agreement”). The Trustees also considered an amendment to each of the sub-advisory agreements between the Adviser and the following sub-advisers (the “Amended Sub-Advisory Agreements”), each of which served as a sub-adviser to certain of the other PMC Funds:

•	Delaware Management Company (“Delaware Management”) (the “Delaware Sub-Advisory Agreement”);

•	Loomis, Sayles & Company, L.P. (“Loomis Sayles”) (the “Loomis Sub-Advisory Agreement”); and

•	Mellon Capital Management Corporation (“Mellon Capital”) (the “Mellon Sub-Advisory Agreement”).

In addition, at the July 28, 2009 meeting, the Trustees considered the initial approval of a sub-advisory agreement between the Adviser and a new sub-adviser, Neuberger Berman Management, LLC (“NBM”), for the Diversified Equity Fund (the “NBM Sub-Advisory Agreement”).

On August 26, 2009, the Trustees met to consider the renewal of the Amended and Restated Agreement with respect to only the Core Fixed Income Fund (the other PMC Funds were subject to a plan of liquidation). The Trustees also considered the renewal of the sub-advisory agreement for the Core Fixed Income Fund between the Adviser and Schroder Investment Management North America Inc. (“Schroder”) (the “Schroder Sub-Advisory Agreement”).

Board Approvals Relating to the Diversified Equity Fund.

In advance of the July 28, 2009 meeting, the Trustees requested and received materials to assist them in considering the Amended and Restated Agreement, the Amended Sub-Advisory Agreements and the NBM Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Amended and Restated Agreement, the Amended Sub-Advisory Agreements and the NBM Sub-Advisory Agreement and comparative information relating to the advisory fees and other expenses of the Diversified Equity Fund. The Trustees had previously considered due diligence materials relating to the Adviser, Delaware Management, Loomis Sayles and Mellon Capital in connection with the initial approval of the original investment advisory agreement with the other PMC Funds, the Delaware Sub-Advisory Agreement, the Loomis Sub-Advisory Agreement and the Mellon Sub-Advisory Agreement at the board meeting held on June 26, 2007, and had received updated information with respect to such due diligence materials periodically at subsequent board meetings. See “Discussion of Factors Considered Regarding the NBM Sub-Advisory Agreement,” below, for a description of materials provided to the Trustees relating to the NBM Sub-Advisory Agreement. The Trustees also reviewed the Trust’s post effective amendment to its Form N-1A registration statement, including the prospectus and statement of additional information included therein, relating to the Diversified Equity Fund. In addition, based upon advice previously received from the Trust’s outside legal counsel, the Trustees considered their fiduciary obligations and the factors they should assess in considering the approval of the Amended and Restated Agreement, Amended Sub-Advisory Agreements and the NBM Sub-Advisory Agreement. Based on its evaluation of information provided by the Adviser, in conjunction with the Diversified Equity Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”)), approved the Amended and Restated Agreement, each of the Amended Sub-Advisory Agreements and the NBM Sub-Advisory Agreement with respect to the Diversified Equity Fund for an initial term ending two years following the Diversified Equity Fund’s commencement of operations.

Discussion of Factors Considered Regarding the Amended and Restated Agreement

In considering the approval of the Amended and Restated Agreement with respect to the Diversified Equity Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE DIVERSIFIED EQUITY FUND.

The Trustees considered the nature, extent and quality of services to be provided by the Adviser to the Diversified Equity Fund. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Diversified Equity Fund under a “manager of managers” structure, as well as the qualifications, experience and responsibilities of the portfolio managers at Delaware Management, Loomis Sayles, Mellon Capital and NBM involved in the day-to-day activities of the Diversified Equity Fund. The Trustees considered the fact that the Adviser had chosen the Diversified Equity Fund’s investment strategy and had selected Delaware Management, Loomis Sayles, Mellon Capital and NBM to make the day-to-day investment decisions for the Diversified Equity Fund. In addition, the Trustees noted that Delaware Management, Loomis Sayles, Mellon Capital and NBM would be subject to continuous review and ongoing oversight by the Adviser’s compliance staff, and their hiring, termination or replacement would be based on the Adviser’s recommendations, subject to Board approval. The Trustees noted that they had previously reviewed the structure of the Adviser’s compliance policies and procedures and that any material compliance issues that had arisen with respect to the other PMC Funds had been brought to their attention. The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Adviser. The Trustees considered the Adviser’s handling of compliance matters, including the reports provided to the Trustees by the PMC Funds’ chief compliance officer on the effectiveness of the Adviser’s compliance program with respect to the other PMC Funds. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Amended and Restated Agreement and managing the Diversified Equity Fund under a “manager of managers” structure, and that the nature, overall quality and extent of the management services to be provided to the Diversified Equity Fund were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE ADVISER.

The Trustees did not consider the investment performance of the Diversified Equity Fund because, as a new fund, it has no performance history. In assessing the portfolio management services to be provided by the Adviser under the “manager of managers” structure, the Trustees considered information provided to them on a quarterly basis relating to the performance of assets allocated to Delaware Management, Loomis Sayles and Mellon Capital as sub-advisers to certain of the other PMC Funds, as well as the overall performance of such other PMC Funds on both a short-term and long-term basis. The Trustees concluded that the performance obtained by Delaware Management, Loomis Sayles and Mellon Capital for certain of the other PMC Funds, as well as the overall performance of such other PMC Funds, was satisfactory under current market conditions. See “Discussion of Factors Considered Regarding the NBM Sub-Advisory Agreement,” below, for a description of performance information reviewed by the Trustees with respect to NBM. The Trustees also reviewed and considered the information relating to the Adviser set forth in the Diversified Equity Fund’s prospectus and statement of additional information, and recalled that they had previously reviewed and considered the qualifications, background and experience of the staff of the Adviser as set forth in the Adviser’s Form ADV. Accordingly, the Board concluded that the Adviser had the necessary expertise and resources to select and manage Delaware Management, Loomis Sayles, Mellon Capital and NBM to provide investment sub-advisory services to the Diversified Equity Fund in accordance with its investment objective and strategy. The Trustees determined that the Diversified Equity Fund and its shareholders were likely to benefit from the Adviser’s management.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Adviser’s fees with respect to the Diversified Equity Fund. The Trustees considered the cost structure of the Diversified Equity Fund relative to its peer group based on data constructed by Lipper, Inc. provided to the Trustees, as well as the proposed fee waivers and expense reimbursements of the Adviser. The Trustees also considered the level of profits that could be expected to accrue to the Adviser with respect to the Diversified Equity Fund based on quarterly profitability reports previously reviewed by the Trustees for the other PMC Funds, which have a cost structure similar to the Diversified Equity Fund. In addition, the Trustees considered the Diversified Equity Fund’s brokerage arrangements, noting that Delaware Management, Loomis Sayles, Mellon Capital and NBM, and not the Adviser, would execute trades for the Diversified Equity Fund. Accordingly, the Trustees noted that the Adviser would not be directly involved in brokerage and soft dollar usage by Delaware Management, Loomis Sayles, Mellon Capital and NBM, although the Adviser would provide oversight of such activities.

The Trustees noted that the Diversified Equity Fund’s contractual management fee of 0.95% fell into the fourth quartile of its peer group and was higher than the industry average of 0.671%. The Trustees noted that the higher management fee was related to the “manager of managers” structure, but was reasonable when the proposed fee waivers and expense reimbursements of the Adviser were applied to the Diversified Equity Fund’s overall expenses. The Diversified Equity Fund’s projected total expense ratio of 1.40% fell within the third quartile of its peer group and was slightly higher than the industry average of 1.264%. The Trustees noted that the Diversified Equity Fund’s total expenses would be capped at 1.40%.

Based on these factors, the Trustees concluded that the Diversified Equity Fund’s expenses and the fees to be paid to the Adviser by the Diversified Equity Fund were fair and reasonable in light of the comparative expense and advisory fee information and the Adviser’s investment expertise. The Trustees further concluded that the Adviser’s profit from sponsoring the Diversified Equity Fund would not be excessive and would enable the Adviser to maintain adequate profit levels to support its provision of advisory services to the Diversified Equity Fund.

4.	EXTENT OF ECONOMIES OF SCALE AS THE DIVERSIFIED EQUITY FUND GROWS.

The Trustees reviewed the structure of the Adviser’s advisory fees with respect to the Diversified Equity Fund and considered potential economies of scale (and if such economies of scale are realized, how they would be shared with the Diversified Equity Fund’s shareholders). The Trustees noted that the Diversified Equity Fund’s management fee structure includes two breakpoints, one at $500 million and the second at $1 billion. The Trustees also reviewed all proposed fee waivers and expense reimbursements by the Adviser with respect to the Diversified Equity Fund. The Trustees concluded that the proposed fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Diversified Equity Fund.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE DIVERSIFIED EQUITY FUND.

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Diversified Equity Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Diversified Equity Fund.

6.	CONCLUSIONS WITH RESPECT TO THE AMENDED AND RESTATED AGREEMENT.

The Trustees considered all of the foregoing factors. In considering the approval of the Amended and Restated Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Diversified Equity Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Amended and Restated Agreement as being in the best interests of the Diversified Equity Fund and its shareholders.

Discussion of Factors Considered Regarding the Amended Sub-advisory Agreements

The Trustees reviewed each Amended Sub-Advisory Agreement. In addition, the Trustees reviewed: (i) the nature and quality of the investment advisory services to be provided by Delaware Management, Loomis Sayles and Mellon Capital, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Delaware Management, Loomis Sayles and Mellon Capital; and (iii) the performance history of Delaware Management, Loomis Sayles and Mellon Capital with respect to assets allocated to them by certain of the other PMC Funds. In considering the Amended Sub-Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE DIVERSIFIED EQUITY FUND.

The Trustees considered the nature, extent and quality of services to be provided by Delaware Management, Loomis Sayles and Mellon Capital to the Diversified Equity Fund. The Trustees noted that they had previously reviewed the investment management qualifications and experience of Delaware Management, Loomis Sayles and Mellon Capital, and had reviewed and considered additional information provided to them on a quarterly basis, including performance information, relating to their management of a portion of the assets of other PMC Funds. The Trustees also noted that they had previously reviewed the structure of the compliance policies and procedures, including the codes of ethics, of Delaware Management, Loomis Sayles and Mellon Capital, and that any material compliance issues that had arisen with respect to the other PMC Funds since that time had been brought to their attention by the PMC Funds’ chief compliance officer. The Trustees concluded that Delaware Management, Loomis Sayles and Mellon Capital had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Amended Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services to be provided to the Diversified Equity Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF DELAWARE MANAGEMENT, LOOMIS SAYLES AND MELLON CAPITAL.

The Trustees did not consider the investment performance of the Diversified Equity Fund because, as a new fund, it has no performance history. In assessing the portfolio management services to be provided to the Diversified Equity Fund by Delaware Management, Loomis Sayles and Mellon Capital, the Trustees reviewed the qualifications, backgrounds and experience of the portfolio managers of each sub-adviser as set forth in the Diversified Equity Fund’s prospectus and statement of additional information, noting that such portfolio managers are the same as those managing assets of certain of the other PMC Funds. The Trustees also reviewed the performance history of that portion of assets allocated to Delaware Management, Loomis Sayles and Mellon Capital by the other PMC Funds. After considering all of the information provided to them, the Trustees concluded that the Diversified Equity Fund and its shareholders were likely to benefit from the management of the Diversified Equity Fund’s portfolio provided by Delaware Management, Loomis Sayles and Mellon Capital.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY DELAWARE MANAGEMENT, LOOMIS SAYLES AND MELLON CAPITAL.

With respect to the sub-advisory fees, the Trustees considered that Delaware Management, Loomis Sayles and Mellon Capital were each paid by the Adviser out of its advisory fees and not by the Diversified Equity Fund. The Trustees also believed, based on information that the Adviser provided, that the Amended Sub-Advisory Agreements had been negotiated at arm’s-length between the Adviser and each of Delaware Management, Loomis Sayles and Mellon Capital. The Adviser confirmed to the Trustees that the sub-advisory fees to be paid to Delaware Management, Loomis Sayles and Mellon Capital were reasonable in light of the anticipated quality of the services to be performed by them. Since all sub-advisory fees will be paid by the Adviser, the overall advisory fee paid by the Diversified Equity Fund is not directly affected by the respective sub-advisory fees. Consequently, the Trustees did not consider the costs of services provided by Delaware Management, Loomis Sayles and Mellon Capital or their profitability from their relationship with the Diversified Equity Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid under the Amended Sub-Advisory Agreements were reasonable in light of the services to be provided thereunder.

4.	EXTENT OF ECONOMIES OF SCALE AS THE DIVERSIFIED EQUITY FUND GROWS.

Since the sub-advisory fees are not paid by the Diversified Equity Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Diversified Equity Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE DIVERSIFIED EQUITY FUND.

The Trustees considered the direct and indirect benefits that could be received by Delaware Management, Loomis Sayles and Mellon Capital from their association with the Diversified Equity Fund. The Trustees concluded that the benefits that Delaware Management, Loomis Sayles and Mellon Capital may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Diversified Equity Fund.

6.	CONCLUSIONS WITH RESPECT TO THE AMENDED SUB-ADVISORY AGREEMENTS.

The Trustees considered all of the foregoing factors. In considering the Amended Sub-Advisory Agreements, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Diversified Equity Fund’s surrounding circumstances, including the recommendation of the Adviser with respect to each of Delaware Management, Loomis Sayles and Mellon Capital. Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the Amended Sub-Advisory Agreements as being in the best interests of the Diversified Equity Fund and its shareholders.

Discussion of Factors Considered Regarding the Nbm Sub-advisory Agreement

The Trustees reviewed the NBM Sub-Advisory Agreement. The Trustees reviewed the due diligence materials provided by the Adviser for NBM, including NBM’s Form ADV, information relating to NBM’s compliance program and code of ethics, and also reviewed: (i) the nature and quality of the investment advisory services to be provided by NBM, including the experience and qualifications of the personnel providing such services; (ii) NBM’s ownership structure; (iii) NBM’s brokerage and soft dollar practices; (iv) NBM’s investment strategies and style of investing; and (v) the performance history of a separate account managed by NBM with an investment strategy similar to the Diversified Equity Fund. In considering the NBM Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE DIVERSIFIED EQUITY FUND.

The Trustees considered the nature, extent and quality of services to be provided by NBM to the Diversified Equity Fund. The Trustees considered the information provided by the Adviser with respect to NBM’s qualifications and experience in managing the type of strategies for which NBM is being engaged with respect to the Diversified Equity Fund. The Trustees reviewed information relating to NBM’s compliance policies and procedures, including its code of ethics. The Trustees concluded that NBM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the NBM Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to the Diversified Equity Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF NBM.

The Trustees did not consider the investment performance of the Diversified Equity Fund because, as a new fund, it has no performance history. In assessing the portfolio management services to be provided by NBM, the Trustees reviewed the qualifications, backgrounds and experience of the staff of NBM as set forth in its Form ADV and the Diversified Equity Fund’s prospectus and statement of additional information, as well as information concerning the performance history of NBM with respect to a separate account with a similar investment strategy to the Diversified Equity Fund. After considering all of the information provided to them, the Trustees concluded that the Diversified Equity Fund and its shareholders were likely to benefit from NBM’s management of a portion of the Diversified Equity Fund’s portfolio.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY NBM.

With respect to the sub-advisory fees, the Trustees considered that NBM was to be paid by the Adviser out of its advisory fees and not by the Diversified Equity Fund. The Trustees also believed, based on information that the Adviser provided, that the NBM Sub-Advisory Agreement had been negotiated at arm’s-length between the Adviser and NBM. The Adviser confirmed to the Trustees that the sub-advisory fees to be paid to NBM were reasonable in light of the anticipated quality of the services to be performed by NBM. Since the sub-advisory fees will be paid by the Adviser, the overall advisory fee paid by the Diversified Equity Fund is not directly affected by the sub-advisory fee. Consequently, the Trustees did not consider the costs of services provided by NBM or its profitability from its relationship with the Diversified Equity Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to NBM were reasonable in light of the services to be provided by NBM.

4.	EXTENT OF ECONOMIES OF SCALE AS THE DIVERSIFIED EQUITY FUND GROWS.

Since the sub-advisory fees are not paid by the Diversified Equity Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Diversified Equity Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE DIVERSIFIED EQUITY FUND.

The Trustees considered the direct and indirect benefits that could be received by NBM from its association with the Diversified Equity Fund. The Trustees concluded that the benefits that NBM may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Diversified Equity Fund.

6.	CONCLUSIONS WITH RESPECT TO THE NBM SUB-ADVISORY AGREEMENT.

The Trustees considered all of the foregoing factors. In considering the NBM Sub-Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Diversified Equity Fund’s surrounding circumstances, including the recommendation of the Adviser with respect to NBM. Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the NBM Sub-Advisory Agreement as being in the best interests of the Diversified Equity Fund and its shareholders.

Board Approvals Relating to the Core Fixed Income Fund.

Renewal of the Amended and Restated Agreement and Schroder Sub-Advisory Agreement.

On August 26, 2009, the Trustees met to consider the renewal of the Amended and Restated Agreement and the Schroder Sub-Advisory Agreement with respect to the Core Fixed Income Fund. In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Amended and Restated Agreement and the Schroder Sub-Advisory Agreement with respect to the Core Fixed Income Fund. The materials provided contained information with respect to the factors enumerated below, including the Amended and Restated Agreement, the Schroder Sub-Advisory Agreement, detailed comparative information relating to the Core Fixed Income Fund’s performance, as well as the advisory fees and other expenses of the Core Fixed Income Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Core Fixed Income Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key personnel and a summary detailing key provisions of the Adviser’s written compliance program) and other pertinent information. (See “Discussion of Factors Considered Regarding the Schroder Sub-Advisory Agreement,” below, for a description of materials provided to the Trustees relating to Schroder). The Trustees also received information periodically over the last two years that was relevant to the Amended and Restated Agreement and the Schroder Sub-Advisory Agreement renewal process, including performance, management fee and other expense information. In addition, the Trustees reviewed and discussed a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations with respect to the consideration and approval of investment advisory agreements and the factors they should assess in that regard. Based on its evaluation of information provided by the Adviser and Schroder, in conjunction with the Core Fixed Income Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the continuation of the Amended and Restated Agreement and the Schroder Sub-Advisory Agreement with respect to the Core Fixed Income Fund until May 4, 2011.

Discussion of Factors Considered Regarding the Amended and Restated Agreement

In considering the renewal of the Amended and Restated Agreement with respect to the Core Fixed Income Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE CORE FIXED INCOME FUND.

The Trustees considered the nature, extent and quality of services to be provided by the Adviser to the Core Fixed Income Fund. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Core Fixed Income Fund under a “manager of managers” structure, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at the Adviser involved in the day-to-day activities of the Core Fixed Income Fund. The Trustees discussed the fact that the Adviser had chosen the Core Fixed Income Fund’s investment strategy and had selected Schroder and NBFI to make the day-to-day investment decisions for the Core Fixed Income Fund. In addition, the Trustees noted that Schroder and NBFI would be subject to continuous review and ongoing oversight by the Adviser’s compliance staff, and their hiring, termination or replacement would be based on the Adviser’s recommendations, subject to Board approval. The Trustees reviewed the structure of the Adviser’s compliance policies and procedures and any material compliance issues during the prior two years with respect to the Fund. The Trustees noted that over the same time period they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports provided to the Trustees by the Core Fixed Income Fund’s chief compliance officer on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Amended and Restated Agreement and managing the Core Fixed Income Fund under a “manager of managers” structure, and that the nature, overall quality and extent of the management services to be provided to the Core Fixed Income Fund were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE CORE FIXED INCOME FUND.

The Trustees discussed the Core Fixed Income Fund’s performance for the three-month and one-year periods ended March 31, 2009, and the overall performance by the Adviser since the inception of the Core Fixed Income Fund on September 28, 2007. In assessing the quality of the portfolio management delivered by the Adviser under the “manager of managers” structure, the Trustees also compared the short-term and long-term performance of the Core Fixed Income Fund on both an absolute basis and in comparison to a benchmark index, the Barclays Capital Aggregate Bond Index (the “Index”). The Trustees noted that the Core Fixed Income Fund outperformed the Index for the three-month period ended March 31, 2009. However, the Core Fixed Income Fund’s performance for the one-year period ended March 31, 2009 was lower than the Index. The Trustees noted that the overall performance of the Core Fixed Income Fund since its inception on September 28, 2007 was higher than the Index. The Trustees concluded that the performance of the Core Fixed Income Fund was satisfactory under current market conditions and that the Adviser has developed the necessary expertise and resources in selecting and managing Schroder and NBFI to provide investment advisory services as sub-advisers to the Core Fixed Income Fund in accordance with its investment objective and strategy. After considering all of the information, the Trustees concluded that, although past performance is not a guarantee or indication of future results, the Core Fixed Income Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Core Fixed Income Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of the Core Fixed Income Fund relative to a peer group of fixed income funds based on data provided by Lipper, Inc., and other separately managed programs offered by the Adviser, as well as the fee waivers and expense reimbursements of the Adviser pursuant to the contractual expense cap agreement between the Adviser and the Trust, on behalf of the Core Fixed Income Fund.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser has provided substantial subsidies for the Core Fixed Income Fund’s operations since its inception and has not recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from fees payable under the Amended and Restated Agreement and the expense subsidization undertaken by the Adviser, as well as the Core Fixed Income Fund’s brokerage arrangements, noting that Schroder and NBFI, and not the Adviser, execute trades for the Core Fixed Income Fund. Accordingly, the Trustees noted that the Adviser is not directly involved in brokerage and soft dollar usage by Schroder and NBFI, although the Adviser provides oversight of such activities. The Trustees noted that the primary broker-dealers used by Schroder and NBFI to execute transactions for the Core Fixed Income Fund do not provide any type of direct or indirect soft dollar credits or benefits. These considerations were based on materials requested by the Trustees and the Core Fixed Income Fund’s administrator specifically for the August 26, 2009 meeting at which the renewal of the Amended and Restated Agreement with respect to the Core Fixed Income Fund was formally considered, as well as the presentations made by the Adviser over the course of the previous two years.

The Trustees noted that the Core Fixed Income Fund’s contractual management fee of 0.80% was the highest among its peer group. The Trustees also noted that the Core Fixed Income Fund’s total expenses (net of fee waivers and expense reimbursements after giving effect to the contractual expense cap agreement) of 1.00% was below the median of 1.58% of its peer group. The Trustees concluded that the Core Fixed Income Fund’s expenses and the fees paid to the Adviser were fair and reasonable in light of the Core Fixed Income Fund’s “manager of managers” structure and the comparative performance, expense and advisory fee information, including the fee waivers and expense reimbursements of the Adviser. The Trustees noted that the Adviser was responsible for monitoring Schroder and NBFI and, in doing so, had committed substantial financial and other resources to the management of the Core Fixed Income Fund. However, the Trustees concluded that the Adviser maintained adequate profit levels to support the services to the Core Fixed Income Fund from the revenues of its overall investment advisory activities.

4.	EXTENT OF ECONOMIES OF SCALE AS THE CORE FIXED INCOME FUND GROWS.

The Trustees compared the Core Fixed Income Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Core Fixed Income Fund’s management fee and whether the Core Fixed Income Fund was large enough to generate economies of scale for shareholders or whether the economies of scale would be realized as assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Core Fixed Income Fund. The Trustees noted that the Core Fixed Income Fund’s management fee structure includes two breakpoints, one at $2.5 billion and the second at $5 billion, and considered any applicable expense waivers. The Trustees also noted that the Adviser was open to further consideration regarding the appropriateness of these breakpoint levels as the assets of the Core Fixed Income Fund grow. The Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Core Fixed Income Fund at the current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE CORE FIXED INCOME FUND.

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Core Fixed Income Fund, including the Adviser’s summary of “fall-out” benefits. The Trustees also noted the Core Fixed Income Fund’s brokerage arrangements and that the Adviser receives no soft dollar benefits from its relationship with the Core Fixed Income Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Core Fixed Income Fund.

6.	CONCLUSIONS WITH RESPECT TO THE AMENDED AND RESTATED AGREEMENT.

The Trustees considered all of the foregoing factors. In considering the renewal of the Amended and Restated Agreement with respect to the Core Fixed Income Fund, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Core Fixed Income Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Amended and Restated Agreement with the Core Fixed Income Fund as being in the best interests of the Core Fixed Income Fund and its shareholders.

Discussion of Factors Considered Regarding the Schroder Sub-advisory Agreement

The Trustees reviewed the Schroder Sub-Advisory Agreement. The Trustees reviewed the due diligence materials provided by the Adviser for Schroder, including Schroder’s Form ADV, and also reviewed: (i) the nature and quality of the investment advisory services to be provided by Schroder, including the experience and qualifications of the personnel providing such services; (ii) Schroder’s financial condition, history of operations and ownership structure; (iii) Schroder’s brokerage and soft dollar practices; and (iv) Schroder’s investment strategies and style of investing. In considering the Schroder Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE CORE FIXED INCOME FUND.

The Trustees considered the nature, extent and quality of services provided by Schroder to the Core Fixed Income Fund. The Trustees considered the information provided by the Adviser relating to Schroder. Specifically, the Trustees considered Schroder’s responsibilities in all aspects of day-to-day management of the Core Fixed Income Fund, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at Schroder. The Trustees also reviewed information provided by the Adviser relating to Schroder’s code of ethics, compliance training for Schroder’s personnel and Schroder’s control procedures and objectives with respect to providing advisory services to the Core Fixed Income Fund. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that Schroder had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Schroder Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided to the Core Fixed Income Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE CORE FIXED INCOME FUND AND SCHRODER.

The Trustees discussed the Core Fixed Income Fund’s performance, including the performance relating specifically to the portion of the assets managed by Schroder, for the three-month period ended May 31, 2009 and since the inception of the Core Fixed Income Fund on September 28, 2007. The Trustees noted that the Core Fixed Income Fund’s overall performance and the performance of the assets managed by Schroder, was positive for both time periods reviewed. The Trustees concluded that the performance obtained by Schroder for the Core Fixed Income Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Core Fixed Income Fund and its shareholders were likely to benefit from the Schroder’s continued management of the Core Fixed Income Fund’s portfolio.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY SCHRODER.

The Trustees reviewed and considered the sub-advisory fees payable by the Adviser to Schroder under the Schroder Sub-Advisory Agreement. The Trustees reviewed a comparison of fees paid by a proprietary fund of Schroder with similar investment objectives and strategies as the Core Fixed Income Fund, as well as fees paid by separate account clients of Schroder and offshore funds managed by Schroder. The Trustees noted that the fees charged to the Core Fixed Income Fund were substantially the same as the fees charged to Schroder’s proprietary fund and lower than the published fees charged to Schroder’s separate account clients, although such separate account fees could be negotiated lower. The Trustees also noted that the fees charged to the Core Fixed Income Fund were substantially lower than the fees charged to the offshore funds managed by Schroder. The Adviser confirmed to the Trustees that the sub-advisory fees payable under the Schroder Sub-Advisory Agreement were reasonable in light of the quality of the services performed by Schroder. Since Schroder’s sub-advisory fees are paid by the Adviser, the overall advisory fee paid by the Core Fixed Income Fund is not directly affected by Schroder’s sub-advisory fee. Consequently, the Trustees did not consider the costs of services provided by Schroder or its profitability from its relationship with the Core Fixed Income Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to Schroder by the Adviser were reasonable in light of the services provided by Schroder.

4.	EXTENT OF ECONOMIES OF SCALE AS THE CORE FIXED INCOME FUND GROWS.

Since the sub-advisory fees payable to Schroder are not paid by the Core Fixed Income Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Core Fixed Income Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE CORE FIXED INCOME FUND.

The Trustees considered the direct and indirect benefits that could be received by Schroder from its association with the Core Fixed Income Fund. The Trustees concluded that the benefits that Schroder may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Core Fixed Income Fund.

6.	CONCLUSIONS WITH RESPECT TO THE SCHRODER SUB-ADVISORY AGREEMENT.

The Trustees considered all of the foregoing factors. In considering the renewal of the Schroder Sub-Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Core Fixed Income Fund’s surrounding circumstances, including the recommendation of the Adviser with respect to Schroder. Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Schroder Sub-Advisory Agreement as being in the best interests of the Core Fixed Income Fund and its shareholders.

Approval of NBFI Sub-Advisory Agreement.

On March 11, 2009, the Trustees met to consider the initial approval of the NBFI Sub-Advisory Agreement. The Trustees, with the assistance of the Trust’s outside legal counsel, reviewed the NBFI Sub-Advisory Agreement, noting that the terms and conditions of the NBFI Sub-Advisory Agreement were identical to the terms and conditions of the previous sub-advisory agreement with Lehman, which the Trustees last reviewed and approved at its meeting held on June 26, 2007. The Trustees reviewed information provided by the Adviser for NBFI that updated due diligence materials previously reviewed by the Trustees, including NBFI’s Form ADV and updated information relating to NBFI’s compliance program and code of ethics, and also reviewed: (i) the nature and quality of the investment advisory services to be provided by NBFI, including the experience and qualifications of the personnel providing such services; (ii) a detailed description of the Acquisition and the expected effects thereof on the Core Fixed Income Fund; (iii) NBFI’s investment strategies and style of investing; and (iv) the performance history of the Core Fixed Income Fund and NBFI. Based on its evaluation of information provided by the Adviser, in conjunction with the Core Fixed Income Fund’s other service providers, the Trustees, by unanimous vote (including a separate vote of the Independent Trustees), approved the NBFI Sub-Advisory Agreement.

Discussion of Factors Considered Regarding the NBFI Sub-advisory Agreement

In considering the NBFI Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE CORE FIXED INCOME FUND.

The Trustees considered the nature, extent and quality of services to be provided by NBFI to the Core Fixed Income Fund. The Trustees reviewed the qualifications and experience of NBFI based on information provided by the Adviser, and noted that they had reviewed and considered additional information provided to them on a quarterly basis, including performance information, relating to NBFI’s management of a portion of the Core Fixed Income Fund’s assets. Based on information provided by the Adviser, the Trustees noted that the day-to-day management of the Core Fixed Income Fund was not expected to be affected by the Acquisition and that the portfolio managers primarily responsible for the day-to-day management of the Core Fixed Income Fund were not expected to change as a result of the Acquisition. The Trustees also noted that they had previously reviewed the structure of the compliance policies and procedures, including the code of ethics, of NBFI, and that any material compliance issues with respect to the Core Fixed Income Fund since that time had been brought to their attention by the Core Fixed Income Fund’s chief compliance officer. The Trustees also noted that no material changes to the compliance policies and procedures, including the code of ethics, were expected as a result of the Acquisition, but that any future changes would be brought to the Trustees’ attention. In addition, the Trustees noted that NBFI would pay the costs of all necessary investment and management facilities necessary for the efficient conduct of its services. The Trustees concluded that, following the Acquisition, NBFI would continue to have sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the NBFI Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to the Core Fixed Income Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE CORE FIXED INCOME FUND AND NBFI.

In assessing the portfolio management services to be provided to the Core Fixed Income Fund by NBFI, the Trustees reviewed the qualifications, backgrounds and experience of the staff of NBFI as set forth in its Form ADV, noting that the portfolio managers primarily responsible for the day-to-day management of the Core Fixed Income Fund were not expected to change as a result of the Acquisition. The Trustees also recalled information they had received and reviewed at previous board meetings relating to the short-term and long-term performance of the Core Fixed Income Fund and the assets managed by NBFI, which the Trustees concluded was satisfactory under current market conditions. Based on information provided by the Adviser, the Trustees noted that no material changes were expected with respect to the portfolio management process as a result of the Acquisition. After considering all of the information provided to them, the Trustees concluded that the Core Fixed Income Fund and its shareholders were likely to benefit from the NBFI’s management of the Core Fixed Income Fund’s portfolio.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY NBFI.

With respect to the sub-advisory fees, the Trustees considered that NBFI was to be paid by the Adviser out of its advisory fees and not by the Core Fixed Income Fund. The Trustees also believed, based on information that the Adviser provided, that the NBFI Sub-Advisory Agreement had been negotiated at arm’s-length between the Adviser and NBFI. Since NBFI’s sub-advisory fees will be paid by the Adviser, the overall advisory fee paid by the Core Fixed Income Fund is not directly affected by the sub-advisory fee. Consequently, the Trustees did not consider the costs of services provided by NBFI or its profitability from its relationship with the Core Fixed Income Fund because the Trustees did not consider these factors as relevant. Based on these factors, the Trustees concluded that the sub-advisory fees to be paid to NBFI were reasonable in light of the services to be provided by NBFI.

4.	EXTENT OF ECONOMIES OF SCALE AS THE CORE FIXED INCOME FUND GROWS.

Since the sub-advisory fees are not paid by the Core Fixed Income Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Core Fixed Income Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE CORE FIXED INCOME FUND.

The Trustees considered the direct and indirect benefits that could be received by NBFI from its association with the Core Fixed Income Fund. The Trustees concluded that the benefits that NBFI may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Core Fixed Income Fund.

6.	CONCLUSIONS WITH RESPECT TO THE NBFI SUB-ADVISORY AGREEMENT.

The Trustees considered all of the foregoing factors. In considering the NBFI Sub-Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Core Fixed Income Fund’s surrounding circumstances, including the recommendation of the Adviser with respect to NBFI. Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the NBFI Sub-Advisory Agreement as being in the best interests of the Core Fixed Income Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PMC FUNDS

Additional Information (Unaudited)

Tax Information

For the year August 31, 2009, 33.53% of taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Core Fixed Income Fund.

Core Fixed Income

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section (852)(b)(3) the amount necessary to reduce the earnings on profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2009.

Indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan Street Milwaukee, WI 53202 Age: 54	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	18	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan Street Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	18	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Interested Trustee and Officers
Joseph C. Neuberger(1) 615 E. Michigan Street Milwaukee, WI 53202 Age: 47	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	18	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

PMC Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 11, 2008	Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

Kristin M. Cuene 615 E. Michigan Street Milwaukee, WI 53202 Age: 40+	Chief Compliance Officer	Indefinite Term; Since January 23, 2009	Attorney, Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2008–present); Attorney, Investment Management, Quarles & Brady, LLP (2007–2008); Student, University of Pennsylvania (2004–2007).	N/A	N/A

Rachel A. Spearo 615 E. Michigan Street Milwaukee, WI 53202 Age: 30	Secretary	Indefinite Term; Since November 15, 2005	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	Indefinite Term; Since January 10, 2008	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The PMC Funds has adopted proxy voting policies and procedures that delegate to Envestnet Asset Management, Inc., the Fund’s investment adviser (the “Adviser”), the authority to vote proxies. A description of The PMC Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-762-7338. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record is available without charge, either upon request by calling the Fund toll free at 1-866-762-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

PMC FUNDS

Investment Adviser	Envestnet Asset Management, Inc. 35 East Wacker Drive, 24th Floor Chicago, IL 60601

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 N. River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

AUGUST 31, 2009

investpmc.com

This report is prepared for the shareholders of the PMC Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

PMC IS THE INVESTING CONSULTANCY OF ENVESTNET

PMC
PORTFOLIO MANAGEMENT CONSULTANTS

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2009[1]	FYE 8/31/2008[2]
Audit Fees	$45,000	$70,600
Audit-Related Fees	0	0
Tax Fees	$9,200	$18,700
All Other Fees	0	0

1	Cost related to the Core Fixed Income and Diversified Equity Funds.
2	Cost related to the Large Cap Growth, Large Cap Value, Small Cap Core, International Equity and Core Fixed Income Funds.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2009	FYE 8/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2009	FYE 8/31/2008
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant) Trust for Professional Managers

By (Signature and Title	/s/ JOSEPH NEUBERGER
Joseph Neuberger, President

Date November 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ JOSEPH NEUBERGER
Joseph Neuberger, President

Date November 4, 2009

By (Signature and Title)	/s/ JOHN BUCKEL
John Buckel, Treasurer

Date November 4, 2009